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As filed with the Securities and Exchange
Commission on November 1, 2004

SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No.           )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
United Natural Foods, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
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UNITED NATURAL FOODS, INC.

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON DECEMBER 1, 2004

Dear Stockholder:

        You are hereby cordially invited to attend the 2004 Annual Meeting of Stockholders of United Natural Foods, Inc., which will be held on Wednesday, December 1, 2004 at 11:00 a.m. (local time) in our corporate offices located at 260 Lake Road, Dayville, CT 06241, and any adjournments or postponements of the annual meeting. For your convenience, we are offering a live webcast of the annual meeting at the Investor Relations section of our website at www.unfi.com.

        We are holding the annual meeting for the following purposes:

    1.
    To elect three Class II directors for the ensuing three years.

    2.
    To adopt and approve the 2004 Equity Incentive Plan.

    3.
    To ratify the appointment of KPMG LLP as our independent registered public accounting firm for fiscal year 2005.

    4.
    To transact such other business as may properly come before the annual meeting or any adjournments or postponements of the annual meeting.

        These matters are more fully described in the attached proxy statement, which is made a part of this notice. We are not aware of any other business to be transacted at the annual meting.

        Only stockholders of record on our books at the close of business on Monday, October 4, 2004 will be entitled to vote at the annual meeting and any adjournments or postponements of the annual meeting. For 10 days prior to the annual meeting, a list of stockholders entitled to vote will be available for inspection at our principal executive offices located at 260 Lake Road, Dayville, CT 06241, and will also be available at the annual meeting. If you would like to view the stockholder list, please call our Investor Relations Department at (860) 779-6532 to schedule an appointment.

        A copy of our 2004 Annual Report to Stockholders, which contains our consolidated financial statements for the fiscal year ended July 31, 2004, and other information of interest to stockholders, accompanies this notice and the attached proxy statement.

By Order of the Board of Directors,
Steven H. Townsend, Chair of the Board

November 1, 2004

        WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE PROMPTLY COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD IN THE ACCOMPANYING ENVELOPE. NO POSTAGE NEED BE AFFIXED IF THE PROXY CARD IS MAILED IN THE UNITED STATES.

UNITED NATURAL FOODS, INC.
260 Lake Road
Dayville, Connecticut 06241

PROXY STATEMENT

For the Annual Meeting of Stockholders
To Be Held on December 1, 2004

        This proxy statement is being furnished in connection with the solicitation of proxies by the Board of Directors for use at the 2004 Annual Meeting of Stockholders to be held on Wednesday, December 1, 2004 at 11:00 a.m. (local time) in our corporate offices located at 260 Lake Road, Dayville, CT 06241, and any adjournments or postponements of the annual meeting. The proxy is being solicited for the purposes set forth in the accompanying "Notice of Annual Meeting of Stockholders." We will bear the cost of soliciting the proxies.

Record Date and Share Ownership

        Only stockholders of record on our books at the close of business on Monday, October 4, 2004 will be entitled to vote at the annual meeting and any adjournments or postponements of the annual meeting. As of the close of business on October 4, 2004, we had 40,127,186 shares of common stock outstanding. Each share of common stock entitles the record holder to one vote on each matter to be voted upon at the annual meeting. Copies of the Notice of Annual Meeting of Stockholders, this proxy statement, the enclosed proxy card and our Annual Report to Stockholders for the fiscal year ended July 31, 2004, will be mailed to stockholders of record on or about November 1, 2004.

        We will, upon written request of any stockholder, furnish without charge a copy of our Annual Report on Form 10-K for the fiscal year ended July 31, 2004, as filed with the Securities and Exchange Commission, without exhibits. Please address all such requests to the Attention of Mark Shamber, Corporate Controller, United Natural Foods, Inc., 260 Lake Road, Dayville, Connecticut 06241. Exhibits will be provided upon written request and payment of an appropriate processing fee.

Submitting and Revoking Your Proxy

        If you complete and submit a proxy, the persons named as proxies will vote the shares represented by your proxy in accordance with your instructions. If you submit a proxy but do not complete the voting instructions, the persons named as proxies will vote the shares represented by your proxy as follows:

  •
  FOR the election of Gordon D. Barker, Gail A. Graham and Thomas B. Simone as Class II directors;

  •
  FOR the adoption and approval of the 2004 Equity Incentive Plan; and

  •
  FOR the ratification of the appointment of KPMG LLP as our independent registered public accounting firm for fiscal year 2005.

        If other matters come before the annual meeting, the persons named as proxies will vote on such matters in accordance with their best judgment. We have not received any notice of other matters that may properly be presented at the annual meeting. You may revoke your proxy at any time prior to the start of the annual meeting by delivering written instructions to our corporate secretary at 260 Lake Road, Dayville, CT 06241. Attendance at the annual meeting will not itself be deemed to revoke your proxy unless you give notice at the annual meeting that you intend to revoke your proxy and vote in person.

        If you participate in our Employee Stock Ownership Plan, the enclosed proxy card will serve as a voting instruction for Robert Huckins, the trustee of the plan. If Mr. Huckins does not receive voting instructions for your shares, he will vote your shares in the same proportion as other plan participants' shares for which voting instructions have been received. You must submit your voting instructions to Mr. Huckins by the close of business on November 26, 2004 to allow him time to receive your voting instructions. Mr. Huckins will vote unallocated shares of common stock in the plan in the same proportion as participants have directed the trustee to vote their allocated shares of common stock.

        If you participate in the United Natural Foods, Inc. Company Stock Fund through our 401(k) savings plan, the enclosed proxy card will serve as a voting instruction for Fidelity Management Trust Company ("Fidelity"), the trustee of the plan. If Fidelity does not receive voting instructions for your shares, it will vote your shares in the same proportion as other plan participants' shares for which voting instructions have been received. You must submit your voting instructions to Fidelity by the close of business on November 26, 2004 to allow it time to receive your voting instructions.

        In addition to solicitations by mail, our directors, officers and employees may, without additional remuneration, solicit proxies by telephone, facsimile and personal interviews. We will request brokerage houses, custodians, nominees and fiduciaries to forward copies of the proxy material to those persons for whom they hold shares and request instructions for voting the proxies. We will reimburse such brokerage houses and other persons for their reasonable expenses in connection with this distribution.

Votes Required

        Presence in person or by proxy of a majority of the shares of common stock outstanding on the record date will be required for a quorum. Shares of common stock present in person or represented by proxy (including shares that abstain or do not vote with respect to one or more of the matters presented for stockholder approval) will be counted for purposes of determining whether a quorum exists at the annual meeting.

        The affirmative vote of the holders of a plurality of the votes cast by stockholders entitled to vote at the annual meeting is required for the election of directors. The affirmative vote of the holders of a majority of the shares of common stock present or represented by proxy and voting on the matter is required for the adoption and approval of the 2004 Equity Incentive Plan and the ratification of the appointment of KPMG LLP as our independent registered public accounting firm for fiscal year 2005.

        Shares that abstain from voting as to a particular matter, and shares held in "street name" by brokers or nominees who indicate on their proxies that they do not have discretionary authority to vote such shares as to a particular matter, will not be counted as votes in favor of such matter, and will also not be counted as votes cast or shares voting on such matter. Accordingly, abstentions and "broker non-votes" will have no effect on the voting on a matter that requires the affirmative vote of a certain percentage of the votes cast, although such shares will count for quorum purposes.

Webcast of Annual Meeting

        We are pleased to offer a webcast of the annual meeting. If you choose to participate in the annual meeting by means of the webcast, go to the Investor Relations section of our website at www.unfi.com shortly before the annual meeting is scheduled to begin and follow the instructions provided. The conference call dial-in number is (303) 262-2030. You will be able to participate in the annual meeting by submitting questions directly from the broadcast site. However, you will not be able to vote your shares of common stock during the webcast. If you plan to listen to the webcast, please return the enclosed proxy by November 26, 2004 so that the persons named as proxies can vote the shares represented by your proxy in accordance with your instructions at the annual meeting.

Stock Ownership of Certain Beneficial Owners and Management

        The following table sets forth certain information regarding the beneficial ownership of shares of our common stock as of October 22, 2004 by (i) each person or entity known by us to own beneficially more than 5% of the outstanding shares of our common stock, (ii) each member of our Board of Directors, (iii) our executive officers named in the Summary Compensation Table below and (iv) all of our directors and executive officers as a group.

Name and Address of Beneficial Owner(1)	Number of Shares Beneficially Owned	Percentage Ownership(2)
FMR Corp.	4,456,166	11.1%
Employee Stock Ownership Trust(3)	3,208,010	8.0%
Daniel V. Atwood(4)	277,624	0.7%
Steven H. Townsend(5)	271,591	0.7%
Gordon D. Barker(6)	116,000	0.3%
Thomas B. Simone(7)	70,000	0.2%
James P. Heffernan(8)	70,000	0.2%
Michael S. Funk(9)	64,554	0.2%
Joseph M. Cianciolo(10)	46,000	0.1%
Richard Antonelli(11)	36,238	0.1%
Michael D. Beaudry(12)	19,898	*
Barclay Hope(13)	15,000	*
Rick D. Puckett(14)	11,500	*
Gail A. Graham(15)	11,000	*
Di Ann Sanchez(16)	6,250	*
All executive officers and directors, as a group (13 persons)(17)	1,014,655	2.5%

(1)
The address for each listed director and officer is c/o United Natural Foods, Inc., 260 Lake Road, Dayville, CT 06241. The address for the Employee Stock Ownership Trust is c/o Robert G. Huckins, Trustee, 19404 Camino Del Aguila, Escondido, CA 92025. The address for FMR Corp. is 82 Devonshire Street, Boston, MA 02109

(2)
The number of shares of common stock beneficially owned by each stockholder is determined under rules promulgated by the Securities and Exchange Commission, and the information is not necessarily indicative of beneficial ownership for any other purpose. Under such rules, beneficial ownership includes any shares as to which the individual has sole or shared voting power or investment power and also any shares which the individual has the right to acquire within 60 days after October 22, 2004 through the exercise of any stock option or other right. The inclusion herein of such shares, however, does not constitute an admission that the named stockholder is a direct or indirect beneficial owner of such shares. Unless otherwise indicated, each person or entity named in the table has sole voting power and investment power (or shares such power with his or her spouse) with respect to all shares of capital stock listed as owned by such person or entity.

(3)
The Employee Stock Ownership Trust ("ESOT") disclaims beneficial ownership of the allocated shares of common stock in the Employee Stock Ownership Plan ("ESOP") to the extent that the beneficial ownership of such shares is attributable to participants in the ESOP.

(4)
Includes 120,000 shares of common stock issuable upon the exercise of stock options and 46,908 shares of common stock held in trust by the ESOT and allocated to Mr. Atwood under the ESOP.

(5)
Includes 190,000 shares of common stock issuable upon the exercise of stock options, 2,427 shares of common stock held in trust by the ESOT and allocated to Mr. Townsend under the ESOP and 23,582 shares of common stock held by Mr. Townsend's wife and children.

(6)
Includes 116,000 shares of common stock issuable upon the exercise of stock options.

(7)
Includes 40,000 shares of common stock issuable upon the exercise of stock options and 30,000 shares held by the Thomas B. Simone and Shirley A. Simone 1990 Family Trust Agreement, as amended April 7, 1998, of which Mr. Simone and his wife are co-trustees.

(8)
Includes 68,000 shares of common stock issuable upon the exercise of stock options.

(9)
Includes 57,500 shares of common stock issuable upon the exercise of stock options and 7,054 shares of common stock held in trust by the ESOT and allocated to Mr. Funk under the ESOP.

(10)
Includes 44,000 shares of common stock issuable upon the exercise of stock options and 2,000 shares of common stock held for the benefit of Mr. Cianciolo in an individual retirement account.

(11)
Includes 35,000 shares of common stock issuable upon the exercise of stock options and 1,238 shares of common stock held in trust by the ESOT and allocated to Mr. Antonelli under the ESOP.

(12)
Includes 18,750 shares of common stock issuable upon the exercise of stock options and 1,148 shares of common stock held in trust by the ESOT and allocated to Mr. Beaudry under the ESOP.

(13)
Consists of 15,000 shares of common stock issuable upon the exercise of stock options.

(14)
Consists of 11,500 shares of common stock issuable upon the exercise of stock options.

(15)
Consists of 11,000 shares of common stock issuable upon the exercise of stock options.

(16)
Consists of 6,250 shares of common stock issuable upon the exercise of stock options.

(17)
Includes 733,000 shares of common stock issuable upon the exercise of stock options.

CORPORATE GOVERNANCE

        We continue to closely monitor the recent developments relating to the corporate governance of public corporations, including the passage of the Sarbanes-Oxley Act of 2002 and the revised corporate governance proposals promulgated by the Nasdaq Stock Market. The Board of Directors has consulted with our legal counsel and independent registered public accounting firm to evaluate our current corporate governance and other practices in light of these developments. Our policies and practices reflect corporate governance initiatives that are compliant with the listing requirements of the Nasdaq Stock Market and the corporate governance requirements of the Sarbanes-Oxley Act of 2002, including:

  •
  The Board of Directors has adopted clear corporate governance policies;

  •
  A majority of the members of the Board of Directors are independent;

  •
  All members of the key board committees—the Audit Committee, the Compensation Committee and the Nominating and Governance Committee—are independent;

  •
  The independent members of the Board of Directors meet regularly without the presence of management;

  •
  We have a clear code of business conduct and corporate governance;

  •
  The charters of the committees of the Board of Directors clearly establish their respective roles and responsibilities;

  •
  The Audit Committee has procedures in place for the anonymous submission of employee complaints on accounting, internal controls or auditing matters; and

  •
  We have adopted a code of ethics that applies to our principal executive officers and all members of our finance department, including the principal financial officer and principal accounting officer.

        In addition, in June 2004, we terminated our stockholder rights plan, or poison pill, as part of our commitment to ensure the highest level of standards in corporate governance.

        We maintain a corporate governance page on our website that includes key information about our corporate governance initiatives, including the written charters of each of our Audit Committee, Compensation Committee and the Nominating and Governance Committee (which are also attached as Appendices A-C to this proxy statement). The corporate governance page can be found at www.unfi.com, by clicking on "Investor Relations" and then "Corporate Governance."

PROPOSAL 1—ELECTION OF DIRECTORS

Directors and Nominees for Director

        We have a classified Board of Directors currently consisting of three Class I directors (Richard Antonelli, Joseph M. Cianciolo and Stephen H. Townsend), three Class II directors (Gordon D. Barker, Gail A. Graham and Thomas B. Simone), and two Class III directors (Michael S. Funk and James P. Heffernan). The Class I, Class II and Class III directors will serve until the annual meeting of stockholders to be held in 2006, 2004 and 2005, respectively, and until their respective successors are elected and qualified. At each annual meeting of stockholders, directors are elected for a full term of three years to succeed those whose terms are expiring.

        The persons named in the enclosed proxy will vote to elect Gordon D. Barker, Gail A. Graham and Thomas B. Simone as Class II directors, unless your proxy is marked otherwise. Ms. Graham and Messrs. Barker and Simone are currently Class II directors.

        The Class II directors will be elected to hold office until the annual meeting of stockholders to be held in 2007 and until their successors are elected and qualified. Each nominee has indicated his/her willingness to serve, if elected. If any nominee should be unable to serve, the person acting under the proxy may vote the proxy for a substitute nominee. We have no reason to believe any of the nominees will be unable to serve if elected.

        For each member of the Board of Directors, including the nominees for election as Class II directors, there follows information given by each concerning his/her principal occupation and business experience for the past five years, the names of other publicly held companies of which he/she serves as a director and his/her age and length of service as a director:

Class/Name	Age	Position
Class I:
Richard Antonelli	47	President of United Distribution and Director
Joseph M. Cianciolo(1)(2)	65	Director and Chair of the Audit Committee
Steven H. Townsend	51	Chair of the Board, President, Chief Executive Officer, and Director
Class II:
Gordon D. Barker(2)(3)	58	Director and Chair of the Compensation Committee
Gail A. Graham(1)(2)(3)	53	Director
Thomas B. Simone(2)(3)	62	Lead Independent Director, Vice Chair of the Board and Chair of the Nominating and Governance Committee
Class III:
Michael S. Funk	50	Director
James P. Heffernan(1)(2)(3)	58	Director

(1)
Member of the Audit Committee.

(2)
Member of the Nominating and Governance Committee.

(3)
Member of the Compensation Committee.

        Richard Antonelli has served as a member of the Board of Directors since December 2003 and as President of our United Distribution since October 2004. Mr. Antonelli served as President of our Western Region from January 2004 to October 2004 and as President of our Eastern Region from September 2002 to December 2003. Mr. Antonelli served as president of Fairfield Farm Kitchens, a Massachusetts-based custom food manufacturer, from August 2001 until August 2002. Mr. Antonelli served as our Director of Sales from April 1985 until July 2001.

        Gordon D. Barker has served as a member of our Board of Directors since September 1999. Mr. Barker serves as the Chair of the Compensation Committee and as a member of the Nominating and Governance Committee. Mr. Barker has served as President of Barker Holdings, LLC since January 2004. Mr. Barker served as Chief Executive Officer of Snyder's Drug Stores, Inc. from October 1999 to March 2004. Snyder's Drug Stores, Inc. filed for Chapter 11 bankruptcy in September 2003. Snyder's emerged from this filing in March 2004. Mr. Barker served as the principal of Barker Enterprises, an investment and consultant firm, from January 1997 until September 1999. Mr. Barker also serves on the Board of Directors of The Sports Authority, Inc. and NuMedics, Inc. Mr. Barker is a nominee to serve as a Class II director.

        Joseph M. Cianciolo has served as a member of our Board of Directors since September 1999. Mr. Cianciolo serves as Chair of the Audit Committee and as a member of the Nominating and Governance Committee. Mr. Cianciolo served as the Managing Partner of KPMG LLP, Providence, Rhode Island Office, from June 1990 until June 1999. Mr. Cianciolo also serves on the Board of Directors of Nortek Holdings, Inc.

        Michael S. Funk has served as a member of our Board of Directors since February 1996. Mr. Funk served as Chair of our Board of Directors from January 2003 to December 2003, as Vice Chair of our Board of Directors from February 1996 until December 2002, as our Chief Executive Officer from December 1999 until December 2002 and as our President from October 1996 until December 1999. Since its inception in July 1976 until April 2001, Mr. Funk served as President of Mountain People's Warehouse, Inc., one of our wholly-owned subsidiaries.

        Gail A. Graham has served as a member of our Board of Directors since October 2002. Ms. Graham serves as a member of the Audit Committee, the Nominating and Governance Committee and the Compensation Committee. Ms. Graham has served as the General Manager of Mississippi Market Natural Foods Cooperative, a consumer owned and controlled cooperative in St. Paul, Minnesota, since October 1999. From August 1986 until October 1999, Ms. Graham served as General Manager of Seward Co-op Grocery & Deli, a community-owned natural food store in Minneapolis, Minnesota. Ms. Graham served as Vice Chair of the Board of Directors of Blooming Prairie Cooperative Warehouse from November 1994 until October 1998 and from November 2000 until October 2002. Ms. Graham served as the Chair of the Board of Directors of Blooming Prairie Cooperative Warehouse from November 1998 until October 2000. Ms. Graham resigned from the Board of Directors of Blooming Prairie Cooperative Warehouse in October 2002, concurrent with her appointment to our Board of Directors. Ms. Graham is a nominee to serve as a Class II director.

        James P. Heffernan has served as a member of our Board of Directors since March 2000. Mr. Heffernan serves as a member of the Audit Committee, the Compensation Committee and the Nominating and Governance Committee. Mr. Heffernan has served as a Trustee for the New York Racing Association since November 1998. Mr. Heffernan served as a member of the Board of Directors of Columbia Gas System, Inc. from January 1993 until November 2000.

        Thomas B. Simone has served as Lead Independent Director since December 2003, the Vice Chair of our Board of Directors since January 2003 and as a member of our Board of Directors since October 1996. Mr. Simone served as Chair of our Board of Directors from December 1999 until December 2002. Mr. Simone is the Chair of the Nominating and Governance Committee and is a

member of the Compensation Committee. Mr. Simone has served as President and Chief Executive Officer of Simone & Associates, LLC and its predecessor company, each a healthcare and natural products investment and consulting company, since April 1994. Mr. Simone also serves on the Board of Directors of Spectrum Organic Products, Inc and nSpired Natural Foods, Inc. Mr. Simone is a nominee to serve as a Class II director.

        Steven H. Townsend has served as Chair of our Board of Directors since December 2003, as a member of our Board of Directors since December 2000, as our President since April 2001 and as our Chief Executive Officer since January 2003. Mr. Townsend served as President of our Eastern Region from January 2000 until October 2002. Mr. Townsend was self-employed as a real estate developer from January 1998 until November 1999.

        For information relating to the shares of our common stock owned by each of our directors, see "Stock Ownership of Certain Beneficial Owners and Management" on page 5.

Board and Committee Meetings

        The Board of Directors met 11 times (including by telephone conference) during the fiscal year ended July 31, 2004. All directors attended at least 90% of the meetings of the Board of Directors and of the committees on which they served. Our directors are strongly encouraged to attend the annual meeting. All of our directors attended last year's annual meeting either in person or by webcast. A majority of the Board of Directors, consisting of Ms. Graham and Messrs. Barker, Cianciolo, Heffernan and Simone, are "independent directors," as defined in rules governing the listing of our common stock on the Nasdaq Stock Market. Mr. Simone currently serves as Lead Independent Director.

        The Board of Directors has a Compensation Committee, which makes recommendations concerning salaries and incentive compensation for employees and consultants, and administers and recommends grants of stock options pursuant to the 2002 Stock Incentive Plan and the Amended and Restated 1996 Stock Option Plan. The Compensation Committee held four meetings during fiscal 2004. The current members of the Compensation Committee are Ms. Graham and Messrs. Barker, Heffernan and Simone, each of whom is an independent director.

        The Board of Directors has an Audit Committee, which reviews the results and scope of the audit and other services provided by our independent registered public accounting firm. The Audit Committee held seven meetings during fiscal 2004. The current members of the Audit Committee are Ms. Graham and Messrs. Cianciolo and Heffernan, each of whom is an independent director. The Board of Directors has determined that Joseph M. Cianciolo is an audit committee financial expert, as defined by the rules and regulations of the Securities and Exchange Commission.

        The Board of Directors has a Nominating and Governance Committee, which, pursuant to its written charter, nominates candidates for election to the Board of Directors and develops and recommends for adoption, and thereafter periodically reviews, our corporate governance principles. The Nominating and Governance Committee held four meetings during fiscal 2004. The current members of the Nominating and Governance Committee are Messrs. Barker, Cianciolo, Heffernan and Simone and Ms. Graham, each of whom is an independent director.

        The Nominating and Governance Committee reviews the qualifications of every person recommended as a nominee to the Board of Directors to determine whether the recommended nominees will make good candidates for consideration for membership on the Board of Directors. The Nominating and Governance Committee has not established specific minimum qualifications for recommended nominees. However, as a matter of practice, the Nominating and Governance Committee does evaluate recommended nominees based on their integrity, judgment, independence, financial and business acumen, relevant experience, and their ability to represent and act on behalf of all stockholders, as well as the needs of the Board of Directors. Following this evaluation, the Nominating and Governance Committee will make recommendations for membership on the Board of Directors and review such recommendations with the Board of Directors, which will decide whether to invite the candidate to be a nominee for election to the Board of Directors.

        For a stockholder to submit a candidate for consideration to the Nominating and Governance Committee, a stockholder must notify our corporate secretary. To make a recommendation for director nomination in advance of the next annual meeting, a stockholder must notify our corporate secretary not less than 60 days nor more than 90 days prior to the 2005 Annual Meeting of Stockholders, provided that in the event that less than 70 days notice or prior public disclosure of the date of the 2005 Annual Meeting of Stockholders is given or made, notice by the stockholder must be received not later than the close of business on the 10th day following the date on which such notice of the date of the meeting was mailed or such public disclosure was made, whichever occurs first. The notice must include the information specified in our bylaws, including the following: (a) as to each proposed nominee (i) the name, age, business address and, if known, residence address of each such nominee, (ii) the principal occupation or employment of each such nominee, (iii) the number of our shares which are beneficially owned by each such nominee, and (iv) any other information concerning the nominee that must be disclosed as to nominees in proxy solicitations pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended (including such person's written consent to be named as a nominee and to serve as a director if elected); and (b) as to the stockholder giving the notice (i) the name and address, as they appear on our books, of such stockholder and (ii) the class and number of our shares which are beneficially owned by such stockholder. We may require any proposed nominee to furnish such other information as may be reasonably required by the Nominating and Governance Committee to determine the eligibility of such proposed nominee to serve as a member of the Board of Directors.

Notices should be sent to:

Secretary
United Natural Foods, Inc.
260 Lake Road, P.O. Box 999
Dayville, CT 06241-0999

Communication with the Board of Directors

        Our stockholders may communicate directly with the Board of Directors. All communications should be in written form and directed to our corporate secretary at the following address:

Secretary
United Natural Foods, Inc.
260 Lake Road, P.O. Box 999
Dayville, CT 06241-0999

        Communications should be enclosed in a sealed envelope that prominently indicates that it is intended for the Board of Directors. Each communication intended for the Board of Directors and received by the corporate secretary that is related to our operation and is relevant to a specific director's service on the Board of Directors shall be forwarded to the specified party following its clearance through normal review and appropriate security procedures.

Director Compensation

  Fees

        Each non-employee director receives $2,200 for attendance at each meeting of the Board of Directors, $800 for attendance at each telephonic meeting of the Board of Directors and $800 for attendance at each meeting of a committee of the Board of Directors. Additionally, the chair of each committee receives an annual retainer of $5,000. Each director is reimbursed for expenses incurred in connection with his or her attendance at meetings of the Board of Directors and its committees. Additionally, the Vice Chair and Lead Independent Director of the Board of Directors receives an annual retainer of $110,000 and each other non-employee director receives an annual retainer of $20,000.

  Stock Options

        Each new non-employee director receives an option to purchase 20,000 shares of our common stock at an exercise price equal to the closing price of our common stock on the Nasdaq Stock Market on the date such director joins the Board of Directors. Such options vest over a one-year period. In addition, during the fiscal year ended July 31, 2004, each non-employee director received an option to purchase 20,000 shares of our common stock in consideration of their service on the Board of Directors. Prior to the fiscal year ended July 31, 2000, options granted annually to non-employee directors for their service on the Board of Directors vested over a one year period. For the period from August 1, 2001 through July 31, 2004, however, options granted annually vested over a two-year period. The Vice Chair of the Board and the Lead Independent Director also receive an annual option grant for the purchase of 40,000 shares of our common stock, and a vesting period consistent with the vesting periods of the other non-employee directors. Each annual option award has an exercise price equal to the closing price of our common stock on the Nasdaq Stock Market on the date of such grant.

Compensation of Executive Officers

  Summary Compensation Table

        The following table sets forth compensation information for the fiscal years ended July 31, 2004, 2003 and 2002 with respect to our Chief Executive Officer and each of the four other most highly compensated executive officers who were serving as executive officers on July 31, 2004.

		Annual Compensation			Long Term Compensation Awards
Name and Principal Position	Year	Salary	Bonus	Other Annual Compensation	Securities Underlying Options	All Other Compensation
Steven H. Townsend Chair of the Board, President and Chief Executive Officer	2004 2003 2002	$533,789 387,885 220,193	$400,775 257,909 126,620	$0 0 0	80,000 280,000 100,000	$9,076 24,375 7,405	(3) (4) (4)
Richard Antonelli(1) President of United Distribution	2004 2003	232,789 182,923	211,554 100,000	0 0	50,000 90,000	3,969 17,450	(5) (6)
Rick D. Puckett(2) Vice President, Chief Financial Officer and Treasurer	2004 2003	214,485 115,445	78,900 75,000	0 0	40,000 30,000	8,400 4,900	(7) (7)
Daniel V. Atwood Senior Vice President and Secretary	2004 2003 2002	$186,411 170,000 158,654	$69,231 85,150 63,427	$0 0 0	40,000 30,000 50,000	$9,627 16,765 8,960	(8) (4) (4)

Barclay Hope President of Albert's Organics	2004	199,550	71,611	0	20,000	8,400	(7)

(1)
Mr. Antonelli became President of United Distribution in October 2004. Mr. Antonelli served as President of our Western Region from January 2004 to October 2004 and as President of our Eastern Region from September 2002 to December 2003.

(2)
Mr. Puckett became Vice President, Chief Financial Officer, and Treasurer on January 1, 2003.

(3)
Represents contributions to a 401(k) account, personal use of an automobile and fees for personal tax preparation. This amount does not include the fair market value of shares allocated to the named executive officer under the ESOP.

(4)
Represents contributions to a 401(k) account, fees for personal tax preparation and the fair market value of shares allocated to the named executive officer under the ESOP.

(5)
Represents contributions to a 401(k) account and personal use of an automobile. This amount does not include the fair market value of shares allocated to the named executive officer under the ESOP.

(6)
Represents contributions to a 401(k) account, personal use of an automobile and the fair market value of shares allocated to the named executive officer under the ESOP.

(7)
Represent an auto allowance.

(8)
Represents contributions to a 401(k) account, an automobile allowance and fees for personal tax preparation. This amount does not include the fair market value of shares allocated to the named executive officer under the ESOP.

  Option Grants in Last Fiscal Year

        The following table sets forth the grants of stock options to the named executive officers during the year ended July 31, 2004. The percentages in the table below are based on options to purchase 782,000 shares of common stock granted under our stock option plan in the year ended July 31, 2004 to our employees and directors. The exercise price per share of each option was equal to the fair market value of the common stock on the date of grant as determined by the Board of Directors. Potential realizable values are net of exercise price before taxes and are based on the assumption that our common stock appreciates at the annual rate shown, compounded annually, from the date of grant until the expiration of the ten-year term. These numbers are calculated based on the requirements of the Securities and Exchange Commission and do not reflect our estimate of future stock price growth.

We did not grant any stock appreciation rights to named executive officers during the fiscal year ended July 31, 2004.

					Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for Option Term
		Percent of Total Options Granted to Employees in Fiscal Year
Name	Number of Securities Underlying Options Granted		Exercise Price Per Share	Expiration Date
					5%	10%
Steven H. Townsend	80,000	10%	$18.655	12/03/2013	$938,562	$2,378,501
Richard Antonelli	50,000	6%	18.655	12/03/2013	586,601	1,486,563
Rick D. Puckett	40,000	5%	18.655	12/03/2013	469,281	1,189,251
Daniel V. Atwood	40,000	5%	18.655	12/03/2013	469,281	1,189,251
Barclay Hope	20,000	3%	18.655	12/03/2013	234,641	594,625

  Fiscal Year-End Option Values

        The following table summarizes information with respect to stock options owned by the named executive officers as of July 31, 2004, and with respect to stock options exercised by the named executive officers during the fiscal year ended July 31, 2004. The values of unexercised in-the-money options shown below have been calculated on the basis of $21.67 per share, the last reported sale price for our common stock on the Nasdaq National Market on July 30, 2004, multiplied by the number of shares underlying those options. No stock appreciation rights were exercised by named executive officers during the fiscal year ended July 31, 2004, and no stock appreciation rights were held by named executive officers at July 31, 2004.

			Number of Securities Underlying Unexercised Options at Fiscal Year End		Value of Unexercised In-the-Money Options at Fiscal Year End
Name	Shares Acquired on Exercise	Value Realized
			Exercisable	Unexercisable	Exercisable	Unexercisable
Steven H. Townsend	100,000	$1,779,445	120,000	365,000	$1,151,900	$3,017,900
Richard Antonelli	22,500	282,638	—	117,500	—	862,350
Rick D. Puckett	6,000	67,533	1,500	62,500	14,123	332,438
Daniel V. Atwood	40,000	724,530	77,748	99,752	978,299	754,288
Barclay Hope	15,000	112,469	—	45,000	—	299,800

Equity Compensation Plans

  2002 Stock Incentive Plan

        The 2002 Stock Incentive Plan was originally adopted by the Board of Directors in October 2002 and approved by stockholders in December 2002. Under the 2002 Stock Incentive Plan, 2,800,000 shares of common stock were authorized for issuance. As of July 31, 2004, options for the purchase of 1,476,242 shares of common stock, net of any forfeitures, have been granted, with 1,323,758 shares available for future awards.

  Amended and Restated 1996 Stock Option Plan

        The 1996 Stock Option Plan was originally adopted by the Board of Directors and approved by stockholders in July 1996. An Amended and Restated 1996 Option Plan was approved by the stockholders of the Company in October 1996. Additional amendments to the Amended and Restated 1996 Stock Option Plan were approved by stockholders in December 1998 and December 2000.

        Of the 5,000,000 shares of common stock authorized for issuance under Amended and Restated 1996 Option Plan, options for the purchase of 4,891,200 shares of common stock, net of any forfeitures, have been granted as of July 31, 2004, with 108,800 shares available for future awards.

  Employee Stock Ownership Plan

        The Employee Stock Ownership Plan was adopted by the Board of Directors and approved by stockholders in November 1988. This plan enabled us to acquire shares of our outstanding common stock for the benefit of eligible employees. We established the Employee Stock Ownership Trust to hold the acquired shares of our common stock. As discussed under "Certain Relationships and Related Transactions," we originally acquired 4,400,000 shares of our outstanding common stock from certain stockholders in exchange for a promissory note, for which we guarantee payment. As this promissory note is repaid, the shares of common stock held by the trust are released in proportion to the amount of principal paid down on the promissory note. These released shares are allocated among the accounts of eligible employees. The shares of common stock in an employee's account generally vest after five years of qualified employment or upon death or disability.

        As of July 31, 2004, approximately 2,332,000 shares of common stock have been allocated or released for allocation to employees. Allocations are projected to continue at the rate of 176,000 shares of common stock per year.

  Equity Compensation Table

        The following table provides certain information with respect to equity awards under the 2002 Stock Incentive Plan, the Amended and Restated 1996 Stock Option Plan and the 1996 Stock Purchase Plan as of July 31, 2004.

Plan Category	Number of Securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options	Number of Securities remaining available for future issuance under equity compensation plans (excluding securities reflected in the first column)
Plans approved by stockholders	2,943,649	$12.42	1,432,558
Plans not approved by stockholders	—	—	—

Total	2,943,649	$12.42	1,432,558

Report of the Compensation Committee on Executive Compensation

  Overview and Philosophy

        The Compensation Committee of the Board of Directors is responsible for making recommendations concerning salaries and incentive compensation for employees, including the Chief Executive Officer and other executive officers, and administering the 2002 Stock Incentive Plan and the Amended and Restated 1996 Stock Option Plan. The Compensation Committee consists entirely of independent, non-employee directors, within the meaning of Rule 16b-3 issued by the Securities and Exchange Commission, and "outside directors" within the meaning of Section 162(m) of the Internal Revenue Code. The Compensation Committee currently consists of Mr. Barker, Chair of this committee, Ms. Graham and Messrs. Heffernan and Simone.

        This report addresses our compensation policies for the fiscal year ended July 31, 2004 as they affected the Chief Executive Officer and the other executive officers. The objectives of our executive compensation program are to:

  •
  Attract and retain key executive officers critical to our long-term success;

  •
  Align the executive officers' interests with the interests of stockholders;

  •
  Enhance the overall performance of United Natural Foods, Inc.; and

  •
  Recognize and reward individual performance and responsibility.

  Compensation Program

        Our executive compensation program generally consists of base salary, cash incentive compensation and long-term incentive compensation in the form of stock options. Executive officers also participate in benefit programs that are generally available to our employees, including medical benefits, the Employee Stock Ownership Plan and the 401(k) retirement savings plan.

        All compensation decisions are determined following a review of many factors that the we believe are relevant, including third-party data, our achievements over the past year, the individual's contributions to our success, any significant changes in role or responsibility, and the internal equity of compensation relationships.

        In general, we intend that the overall total compensation opportunities provided to the executive officers should reflect competitive compensation for executive officers with corresponding responsibilities in comparable firms providing similar products and services. To the extent determined to be appropriate, we also consider general economic conditions, our financial performance and individual merit in setting compensation policies for our executive officers.

        We regularly assess, with the assistance of outside compensation consultants, the competitiveness of our total compensation program, including base salaries, annual cash incentives and long-term stock-based incentives. Data for external comparisons are drawn from a number of sources, including the publicly available disclosures of selected comparable firms with similar products and national compensation surveys of companies of similar size or industry.

        For the fiscal year ended July 31, 2004, we reviewed the appropriate mix between salary and other forms of compensation and set annual compensation guidelines for our executive officers.

  Base Compensation

        Steven H. Townsend was promoted to Chairman of the Board of Directors in December 2003 and to Chief Executive Officer in January 2003. He has served as President since April 2001 and as Interim President of our Eastern Region since January 2004. Mr. Townsend's base compensation was originally set at $500,000 annually pursuant to the terms of his employment agreement, as described below. Mr. Townsend's annual base salary may be increased at this committee's discretion based on its review of his performance and other material events. Mr. Townsend's initial base salary level set forth in the employment agreement was the result of negotiations between Mr. Townsend and this committee, taking into consideration the need for an experienced and proven executive officer and Mr. Townsend's experience and applicable expertise in our industry. Pursuant to the terms of Mr. Townsend's employment agreement, and in recognition of our excellent business and financial performance, we increased his base salary effective August 1, 2004 to $700,000 annually, and his bonus to up to 100% of his base salary. Our objective is to establish his total compensation at the 75th percentile of similarly situated chief executive officers, subject to the fulfillment of certain performance criteria established and agreed upon by this committee.

        Historically, we have reviewed the compensation levels paid to executive officers based on a study commissioned periodically by us of approximately 12 comparable companies. For fiscal 2004, compensation for other executive officers was set within the range of compensation for executive officers with comparable qualifications, experience and responsibilities at other companies in the same or similar businesses, based on the determination of management and approved by this committee. Base compensation was also determined in light of a particular individual's contribution as a whole, including the ability to motivate others, develop the necessary skills to grow, recognize and pursue new business opportunities and initiate programs to enhance our growth and success. We approved base salary adjustments for the executive officers effective August 1, 2004.

  Long-Term Incentives

        Long-term incentives for executive officers and key employees are provided through individual stock ownership, the Employee Stock Ownership Plan, the 2002 Stock Incentive Plan and the Amended and Restated 1996 Stock Option Plan. The objectives of these plans are to align executive and stockholder long-term interests by creating a strong and direct link between executive compensation and stockholder return, and to enable executive officers to develop and maintain a significant, long-term stock ownership position in our common stock. Stock options are granted at an option price equal to the fair market value, or, in the case of owners of 10% or more of our common stock, 10% above the fair market value of our common stock on the date of grant and will only have value if our common stock price increases. In selecting executive officers eligible to receive option grants and determining the amount and frequency of such grants, we evaluate a variety of factors, including the following: (i) the job level of the executive officer; (ii) option grants awarded by competitors to executive officers at a comparable job level; and (iii) past, current and prospective service rendered, or to be rendered, by the executive officer.

  Limitations on Deductions

        Section 162(m) of the Internal Revenue Code limits the deductibility of executive compensation paid to executive officers to $1,000,000 per year, but contains an exception for certain performance-based compensation. For the fiscal year ended July 31, 2004, grants of stock options under the 2002 Stock Incentive Plan and the Amended and Restated 1996 Stock Option Plan satisfy the requirements for deductible compensation. While our general policy is to preserve the deductibility of most compensation paid to executive officers, we authorize payments that may not be deductible for income tax purposes if we believe they are in the best interests of United Natural Foods and its stockholders.

Gordon D. Barker, Chair Gail A. Graham James P. Heffernan Thomas B. Simone

Compensation Committee Interlocks and Insider Participation

        The current members of our Compensation Committee are Ms. Graham and Messrs. Barker, Heffernan and Simone. None of our executive officers have served as a director or member of the compensation committee (or other committee serving an equivalent function) of any other entity, one of whose executive officers served as a director of or member of our Compensation Committee.

Employment Agreements

        We have entered into an employment agreement with Steven H. Townsend that has an initial term expiring on December 31, 2005, unless terminated earlier in accordance with its terms. The agreement will be automatically extended for additional one-year periods unless either we or Mr. Townsend terminate the agreement upon 90 days prior written notice. The agreement provides for Mr. Townsend to receive a base salary of $500,000 (subsequently increased by the Compensation Committee to $535,000 in 2003 and $700,000 in 2004 as discussed above under "Report of the Compensation Committee on Executive Compensation—Base Compensation") and an incentive bonus, paid annually, in an amount equal to up to 50% of his base salary upon fulfillment of performance goals determined semi-annually by the Compensation Committee of the Board of Directors. This incentive bonus amount was increased to 100% of his base salary for 2004 and subsequent years. Mr. Townsend will be entitled to receive his base salary and medical and insurance benefits (i) in the event Mr. Townsend's employment is terminated by us without cause or by Mr. Townsend for "good reason," for a period of two years, or (ii) if Mr. Townsend's employment is terminated by reason of his death or disability, for a period of one year. In addition, all of Mr. Townsend's unvested stock options will vest in full if his employment is terminated for one of the reasons set forth in the preceding sentence. If we consummate a change of control and Mr. Townsend resigns as a result thereof or his employment is terminated as a result thereof, Mr. Townsend will be entitled to receive his base salary, incentive bonus and medical and insurance benefits for a period of two years, and all of his unvested stock options will vest in full. Mr. Townsend has agreed to preserve all confidential and proprietary information relating to our business during the term of the agreement and for one year thereafter. In addition, Mr. Townsend has agreed to non-competition, non-solicitation and assignment of inventions provisions that are in effect during the term of the agreement and for one year thereafter.

Certain Relationships and Related Transactions

        In connection with the establishment of the Employee Stock Ownership Plan in November 1988, certain stockholders, including Steven H. Townsend and Daniel V. Atwood, contributed an aggregate of 4,400,000 shares of our common stock to the Employee Stock Ownership Trust in exchange for a note (the "ESOT Note") from the Employee Stock Ownership Trust in the original amount of $4,080,000, the largest amount of indebtedness outstanding under the ESOT Note. We guarantee payment by the Employee Stock Ownership Trust of the ESOT Note. The ESOT Note is payable in equal monthly installments of principal and interest from December 1988 to May 2015. Interest is charged on the ESOT Note at a rate of 10% per annum. The amount outstanding under the ESOT Note as of September 30, 2004 was $1,740,800.

        Under a distribution agreement, dated as of August 23, 1994, between our wholly-owned subsidiary, Mountain People's Warehouse, Inc. ("Mountain People's"), and Mountain People's Wine Distributing, Inc. ("MPWD"), of which Michael S. Funk is a 55% stockholder. Mountain People's distributes alcoholic beverages, including wine and beer, for MPWD. We believe that the financial terms of this agreement are at market value. In order to ensure that the financial terms of this agreement are at market value, we review the terms of this agreement with MPWD from time to time. The financial terms of this agreement were recently revised to ensure that the financial terms remained at market value. For each year in the two year period ended July 31, 2004, the payments that we made to MPWD under this agreement represented less than 0.1% of our gross revenues and approximately 65% of MPWD's gross revenues.

        ECO-DENT International, Inc., a natural oral care products company ("ECO-DENT"), is a supplier to us. Thomas B. Simone, the Vice Chair of the Board of Directors, owns approximately 22% of ECO-DENT and served as a director until July 2004. We purchase products from ECO-DENT in the normal course of business and we have no agreement with ECO-DENT. For each year in the two year period ended July 31, 2004, the payments that we made to ECO-DENT represented less than 0.1% of our gross revenues and approximately 60% of ECO-DENT's gross revenues. Mr. Simone resigned as a Director of ECO-DENT shortly after its sale to a third party in July 2004.

Comparative Stock Performance

        The following graph compares the cumulative total stockholder return on our common stock for the period from July 31, 1999 through July 31, 2004 with the cumulative total return on (i) an index of Food Service Distributors and Grocery Wholesalers and (ii) the Nasdaq Composite Index. The comparison assumes the investment of $100 on July 31, 1999 in our common stock and in each of the indices and, in each case, assumes reinvestment of all dividends. The index of Food Service Distributors and Grocery Wholesalers includes:

  •
  SYSCO Corporation;

  •
  Performance Food Group Co.;

  •
  Fleming Companies, Inc.; and

  •
  SuperValu, Inc.

COMPARISON OF 5 YEAR CUMULATIVE TOTAL RETURN*
AMONG UNITED NATURAL FOODS, INC., THE NASDAQ STOCK MARKET (U.S.) INDEX
AND A PEER GROUP

*$100 invested on 7/31/99 in stock or index-
including reinvestment of dividends.
Fiscal year ending July 31.

	7/31/99	7/31/00	7/31/01	7/31/02	7/31/03	7/31/04
United Natural Foods, Inc.	$100	$76	$118	$98	$163	$231
Nasdaq Composite Index	$100	$170	$67	$55	$60	$70
Index of Food Distributors and Wholesalers	$100	$114	$160	$153	$173	$196

PROPOSAL 2—ADOPTION AND APPROVAL OF THE 2004 EQUITY INCENTIVE PLAN

        In October 2004, the Board of Directors unanimously approved and adopted the 2004 Equity Incentive Plan (the "2004 Plan") and directed that it be submitted to stockholders for approval at this year's annual meeting. The 2004 Plan is intended to supplement the current 2002 Stock Incentive Plan (the "2002 Plan") that was approved by stockholders in 2002 and that provides only for the award of stock options to eligible persons. The purpose of the 2004 Plan is to allow us to provide other types of equity-based compensation awards, such as restricted shares and units, performance shares and units, bonus shares, and stock appreciation rights, which will allow us to effectively attract and retain outstanding personnel. The Board of Directors believes that these awards are consistent with current market practices and that the 2004 Plan will promote profitability and growth through long-term incentives that are consistent with our goals and that link the interests of participants to those of the stockholders.

        Adoption and approval of the 2004 Plan by stockholders will constitute approval of (i) the issuance of 1,000,000 shares of our common stock in connection with grants of awards under the 2004 Plan; (ii) the performance criteria upon which performance-based awards that are intended to be deductible by United Natural Foods must be based; and (iii) the limits on the amount of cash and shares that may be awarded to any individual participant to whom Section 162(m) of the Internal Revenue Code of 1986 is applicable, as required in order to comply with Section 162(m) of the Internal Revenue Code. This approval generally is required every five years in order for such awards to continue to be treated as performance-based compensation under Section 162(m) of the Internal Revenue Code.

Recommendation of the Board of Directors

        The Board of Directors believes that the 2004 Plan is in the best interest of United Natural Foods and its stockholders. Accordingly, the Board of Directors recommends a vote FOR the adoption and approval of the 2004 Plan.

Summary Description of the 2004 Plan

        Below is a summary of the material features of the 2004 Plan. The summary does not purport to be complete and is qualified in its entirety by the text of the 2004 Plan which is attached as Appendix D to this proxy statement.

Purpose

        The 2004 Plan is intended to enable employees, officers and directors of, and consultants and advisers to, United Natural Foods and its subsidiaries to acquire or increase a proprietary interest in United Natural Foods, and thus to share in the future success of our business. Accordingly, the 2004 Plan is intended as a means not only of attracting and retaining outstanding personnel, but also of promoting a closer identity of interests between management and stockholders.

Total Number of Shares Covered

        1,000,000 shares of common stock ("Shares") will be reserved for issuance pursuant to awards made under the 2004 Plan. The market value of the Shares as of October 22, 2004 was $26,310,000.

Administration of the 2004 Plan

        The 2004 Plan will be administered by a committee (the "Plan Committee") that will consist only of members of the Board of Directors who qualify as "non-employee directors" within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934, and "outside directors" within the meaning of Section 162(m) of the Internal Revenue Code. In administering the 2004 Plan, the Plan Committee will determine which persons will be granted awards, the number and types of awards to be granted, and the terms and conditions of such awards. All questions of interpretation and administration of the 2004 Plan will be resolved by the Plan Committee. Within certain limits, the Plan Committee may delegate any of its authority and responsibility to executive officers, except that an executive officer may not grant awards to himself or to an individual who is subject to the reporting requirements of Section 16(b) of the Securities Exchange Act of 1934, or awards that are intended to qualify as performance-based compensation within the meaning of Section 162(m) of the Internal Revenue Code, and may not exercise certain non-ministerial actions with respect to such individuals or awards.

Eligibility

        The persons eligible to receive awards under the 2004 Plan include employees, officers and directors of, and consultants and advisers to, United Natural Foods or its subsidiaries. The approximate number of persons who are eligible to receive awards under the 2004 Plan includes 200 employees, 5 directors, and an indeterminate number of consultants.

Terms and Types of Awards

        The Plan Committee has the authority to grant the following types of awards to employees under the 2004 Plan:

  (a)
  Restricted Shares. Restricted Shares are Shares that are subject to a risk of forfeiture or other restrictions that lapse when one or more objectives or conditions, as determined by the Plan Committee, are achieved. Restricted Shares have the following rights and limitations, among others:

    •
    Rights. Holders of Restricted Shares have beneficial ownership of the Restricted Shares, including the right to receive dividends and the right to vote. Dividends on Restricted Shares that are paid in Shares are subject to the same restrictions as those applied to the Restricted Shares.

    •
    Transfer Restrictions. Restricted Shares may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, and generally must be returned to United Natural Foods upon the termination of participant's employment (unless termination is due to the participant's disability or death) prior to vesting.

    •
    Vesting. Restrictions lapse upon satisfaction of objectives or conditions determined by the Plan Committee.

  (b)
  Bonus Shares. Bonus Shares are Shares that are granted to recognize outstanding job performance.

  (c)
  Performance Shares. Performances Shares are Shares that are earned by satisfying specified performance measures over a pre-determined performance period, as determined by the Plan Committee. Performance Shares have the following rights and limitations, among others:

    •
    Rights. Holders of Performance Shares have beneficial ownership of the Performance Shares, including the right to receive dividends and the right to vote. Dividends on Performance Shares that are paid in Shares are subject to the same restrictions as those applied to the Performance Shares.

    •
    Transfer Restrictions. Performance Shares may not be sold, transferred, pledged, assigned or otherwise alienated or hypothecated, and generally must be returned to United Natural Foods upon termination of participant's employment (unless termination is due to the participant's disability or death) prior to vesting.

      •
      Vesting. Restrictions lapse upon the attainment of performance criteria determined by the Plan Committee using one or more of the pre-established performance measures.

  (d)
  Restricted Units and Performance Units. These are rights, denominated in cash or cash units, to receive, at a specified future date, payment in cash or Shares (as determined by the Plan Committee) of an amount equal to all or a portion of the value of a unit determined by the Plan Committee when one or more performance or other objectives, as determined by the Plan Committee, are achieved.

  (e)
  Stock Appreciation Rights (SARs). SARs constitute rights to receive cash based on appreciation in value of United Natural Foods common stock over a specified period. The Plan Committee may grant SARs that, on exercise, entitle the grantee to receive a cash amount equal to the excess (if any) of (i) the fair market value of a Share on the date of exercise over (ii) the fair market value of a Share on the date of grant, multiplied by the number of Shares with respect to which the SAR is exercised.

Performance Criteria

        The Plan Committee, at the time that an award is granted, may establish specific performance targets for the vesting of Performance Shares or to measure the value of Performance Units. The objective performance targets established by the Plan Committee may be based on one or more of the following criteria:

  •
  increase in net sales;

  •
  pretax income before allocation of corporate overhead and/or bonus;

  •
  gross profits;

  •
  earnings before interest, taxes, depreciation and amortization;

  •
  earnings before interest and taxes;

  •
  earnings per share;

  •
  net income;

  •
  return on stockholders' equity;

  •
  return on assets;

  •
  meeting or reducing budgeted expenditures;

  •
  attainment of division, group or corporate financial goals;

  •
  reduction in costs;

  •
  appreciation in or maintenance of the price of United Natural Foods common stock or any publicly-traded securities of United Natural Foods;

  •
  comparisons with various stock market indices;

  •
  comparisons with performance metrics of peer companies;

  •
  increase in market share; or

  •
  economic value-added models.

        The performance period with respect to any Performance Share or Performance Unit will be measured over a period no longer than three consecutive years.

Change in Control

        Except as otherwise provided in an applicable award agreement, all restrictions imposed on a grantee's award will lapse if, within twelve months after United Natural Foods obtains actual knowledge that a Change in Control (as defined in the 2004 Plan) has occurred, the grantee's employment with United Natural Foods or its subsidiaries ceases for any reason.

Termination, Suspension or Modification of the 2004 Plan

        The Board of Directors may terminate, suspend, or modify the Plan at any time. However the Board of Directors may not, without approval by the affirmative vote of the stockholders present at a meeting, make any material revisions to the 2004 Plan (other than adjustments for changes in capitalization as described below), including: (a) a material increase in the aggregate number of Shares for which awards may be granted; (b) an expansion of the types of awards available under the 2004 Plan; (c) a material expansion of the class of persons eligible for an award; or (d) an extension of the maximum duration of the 2004 Plan. No termination, suspension or modification of the 2004 Plan will adversely affect any right acquired by any participant under the terms of any award granted before the date of such termination, suspension or modification, unless the participant expressly consents, subject to the Plan Committee's authority to adjust awards upon certain events as described immediately below.

Adjustments

        The Board of Directors may, in accordance with the terms of the 2004 Plan, make appropriate adjustments to the number of Shares available for the grant of awards and the terms of outstanding awards to prevent dilution or enlargement of rights including, without limitation, adjustments in the event of stock dividends, stock splits, recapitalizations, mergers, consolidations, combinations or exchanges of Shares, separations, spin-offs, reorganizations, liquidations, and the like.

Effects of Merger or Other Reorganization

        Except as otherwise provided in an applicable award agreement, if United Natural Foods is the surviving corporation in a merger or other reorganization, outstanding awards granted under the 2004 Plan will extend to United Natural Foods stock and securities after such event to the same extent as Shares held by a person who, immediately before such event, held the number of Shares corresponding to the number of Shares covered by the award.

Prohibition on Repricing

        Notwithstanding any other provision of the 2004 Plan, the Plan Committee may not "reprice" any SAR or other award granted under the 2004 Plan if the effect of such repricing would have the effect of decreasing the deemed fair market value of a share on the date of grant under the SAR provisions, or other similar effect. For this purpose, a "repricing" would include a tandem cancellation and regrant or any other amendment or actions that would have substantially the same effect.

Federal Income Tax Considerations

        The following discussion of the federal income tax consequences associated with awards under the 2004 Plan, as proposed, is based on present federal tax laws and regulations and does not purport to be a complete description of the federal income tax laws. Participants may also be subject to certain employment, state and local taxes which are not described below.

Restricted Shares and Performance Shares

        United Natural Foods will receive a deduction and the participant will recognize taxable income equal to the fair market value of the Restricted Share or Performance Share at the time the restrictions on the Shares awarded lapse or the Shares become transferable (minus the participant's purchase price, if any), unless the participant elects within 30 days after receipt of the Restricted Share or Performance Share to pay such tax earlier, in which case both the Company's deduction and the participant's inclusion in income occur on the award date. When a participant sells Shares received after the restrictions lapse, the participant will recognize capital gain or loss equal to the difference between the amount, if any, the participant paid for the Shares (plus any additional amount the participant recognized as ordinary income when the Shares vested) and the fair market value of the shares on the date of the sale.

Bonus Shares

        The value of the Shares awarded to a participant as Bonus Shares (minus the participant's purchase price, if any) will be taxable as ordinary income to such participant in the year received, and United Natural Foods will be entitled to a corresponding tax deduction. The participant will recognize capital gain or loss equal to the difference between the amount, if any, that the participant paid for the Shares (plus any additional amount the participant recognized as ordinary income when the Shares vested) and the fair market value of the Shares on the date of the sale.

Restricted Units and Performance Units

        A participant who has been granted a Restricted Unit or Performance Unit will not recognize taxable income at the time of grant, and United Natural Foods will not be entitled to a corresponding deduction. Generally, the participant will have compensation income at the time of distribution equal to the amount of cash received, and United Natural Foods will be entitled to a corresponding deduction.

SARs

        No income will be recognized by the participant at the time a SAR is awarded, and no deduction will be available to United Natural Foods at that time. When the SAR is exercised, ordinary income will be recognized in the amount of the cash received by the participant, and United Natural Foods will be entitled to a deduction of equivalent value.

Section 162(m) Deduction Limits and Performance Measures

        Section 162(m) of the Internal Revenue Code generally disallows a tax deduction to public companies for compensation over $1,000,000 paid to any individual who, on the last day of the taxable year, is either the chief executive officer or one of the four other most highly compensated officers of the company. However, the deduction limit does not apply to qualified performance-based compensation. In order to qualify as performance-based compensation, the company's stockholders must approve the material terms under which the compensation will be paid, including (i) the performance criteria upon which performance-based awards may be based; (ii) the annual per-participant limits on grants of performance-based awards and SARs; and (iii) the class of employees eligible to receive awards.

        Compensation received upon vesting of Performance Shares and Units and exercise of SARs granted under the 2004 Plan in compliance with the requirements of Section 162(m) of the Internal Revenue Code is exempt from the $1,000,000 deduction limit. If United Natural Foods wishes to continue to treat Performance Shares and Performance Units as qualified performance-based compensation, the Plan Committee generally must seek reapproval of the performance criteria every five years, because the 2004 Plan grants the Plan Committee discretion to set the performance targets with respect to these awards using one or more of the performance criteria set forth above. The reapproval requirement does not apply to SARs because the performance criteria with respect to SARs (increase in stock price) is not within the discretion of the Plan Committee.

Awards under the 2004 Plan

        Because awards under the 2004 Plan are discretionary and will be based upon prospective factors, including the nature of services to be rendered by eligible persons, actual awards cannot be determined at this time.

PROPOSAL 3—RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

        The Board of Directors has appointed KPMG LLP as our independent registered public accounting firm for the fiscal year ending July 31, 2005, subject to ratification by stockholders at the annual meeting. Stockholder ratification of the selection of KPMG LLP as our independent registered public accounting firm is not required by law or otherwise. However, the Board of Directors is submitting the selection of KPMG LLP to stockholders for ratification as a matter of good corporate governance. If stockholders do not ratify the appointment of KPMG LLP, the Board of Directors will reconsider the matter.

        Representatives of KPMG LLP, which served as our independent registered public accounting firm for the fiscal year ended July 31, 2004, will be present at the annual meeting to respond to appropriate questions and to make such statements as they may desire.

  Recommendation of the Board of Directors

        The Board of Directors believes that the ratification of the appointment of KPMG LLP is in the best interests of United Natural Foods and its stockholders and recommends a vote FOR such ratification.

  Audit Committee Report

        The Audit Committee of the Board of Directors is comprised solely of independent directors, as defined by applicable law, and it operates under a written charter adopted by the Board of Directors. The composition of the Audit Committee, the attributes of its members and its responsibilities, as reflected in its charter, are intended to be in accordance with applicable requirements for corporate audit committees. The Audit Committee reviews and assesses the adequacy of its charter on an annual basis and in October 2003 revised its charter to reflect recent changes to the federal securities laws and rule changes adopted by the Nasdaq Stock Market.

        The primary purpose of the Audit Committee is to assist the Board of Directors in its general oversight of the financial reporting process, which is more fully described in its charter. Management is responsible for the preparation, presentation, and integrity of the financial statements, accounting and financial reporting principles, internal controls, and procedures designed to ensure compliance with accounting standards, applicable laws and regulations. KPMG LLP is responsible for performing an independent audit of the consolidated financial statements and expressing an opinion on the conformity of those financial statements with generally accepted accounting principles.

        The Board of Directors has determined that Joseph M. Cianciolo is an audit committee financial expert, as defined by the rules and regulations of the Securities and Exchange Commission.

        The Audit Committee has prepared the following report on its activities with respect to the audited financial statements for the fiscal year ended July 31, 2004 (for purposes of this report, the "audited financial statements"). The following report of the audit committee does not constitute soliciting material and should not be deemed filed or incorporated by reference into any other of United Natural Foods filings under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent we specifically incorporate this report by reference in the specified filing.

        The Audit Committee has reviewed and discussed the audited financial statements with management. The Audit Committee has discussed with KPMG LLP the matters required to be discussed by Statements on Auditing Standards No. 61. The Audit Committee has received the written disclosures and the letter from KPMG LLP required by Independence Standards Board Standard No. 1, and has discussed with KPMG LLP its independence.

        Based on the Audit Committee's review of the audited financial statements and the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Annual Report on Form 10-K for the year ended July 31, 2004, for filing with the Securities and Exchange Commission.

                      Joseph M. Cianciolo, Chair
                      Gail A. Graham
                      James P. Heffernan

Fees Paid to KPMG LLP

        In addition to retaining KPMG LLP to audit our financial statements for the fiscal year ended July 31, 2004, we engaged the firm from time to time during the year to perform other services. The following table sets forth the aggregate fees billed by KPMG LLP in connection with services rendered during the last two fiscal years.

Fee Category	Fiscal 2004	Fiscal 2003
Audit Fees	$318,000	$374,900
Audit-Related Fees	33,850	25,060
Tax Fees	13,365	270,422
All Other Fees	0	0

        Audit Fees.    Consists of fees billed for professional services rendered in connection with the audit of our annual financial statements and for the review of the interim financial statements included in quarterly reports and services that are normally provided by KPMG LLP in connection with statutory and regulatory filings or engagements.

        Audit-Related Fees.    Consists of fees billed for assurance and related services that are reasonably related to the performance of the audit or review of our financial statements and are not reported under "Audit Fees." These services include employee benefit plan audits, accounting consultations in connection with acquisitions, attest services that are not required by statute or regulation and consultations concerning financial accounting and reporting standards.

        Tax Fees.    Consists of fees billed for professional services for tax compliance, tax advice and tax planning. These services include assistance regarding federal and state tax compliance, tax audit defense and mergers and acquisitions.

        All Other Fees.    Consists of fees for products and services other than the services reported above. In fiscal 2004 and fiscal 2003, no services other than those reported above were provided by KPMG LLP.

        The Audit Committee has considered whether the provision of the non-audit services described above by KPMG LLP is compatible with maintaining auditor independence and determined that KPMG LLP's non-audit services did not compromise its independence as independent public auditor.

Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services

        In accordance with its charter, the Audit Committee's policy is to pre-approve all audit and permissible non-audit services provided by KPMG LLP. These services may include audit services, audit-related services, tax services and other related services. Pre-approval is generally provided for up to one year and any pre-approval is detailed as to the particular service or category of services and is generally subject to a specific budget. KPMG LLP and management are required to periodically report to the Audit Committee regarding the extent of services provided by KPMG LLP in accordance with this pre-approval, and the fees for the services performed to date. The Audit Committee may also pre-approve particular services on a case-by-case basis. During the year ended July 31, 2004, all services provided by KPMG LLP were pre-approved by the Audit Committee in accordance with this policy.

OTHER MATTERS

Section 16(a) Beneficial Ownership Reporting Compliance

        Section 16(a) of the Securities Exchange Act of 1934 requires our directors, executive officers and holders of more than 10% of our common stock ("Reporting Persons") to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of common stock and other equity securities. Based solely on our review of copies of reports filed by the Reporting Persons furnished to us, we believe that during the fiscal year ended July 31, 2004, the Reporting Persons complied with all Section 16(a) filing requirements, except for the following:

  •
  Mr. Beaudry failed to timely file a Form 3 upon becoming a Reporting Person in August 2003.

  •
  Mr. Heffernan failed to timely file a Form 4 related to his stock option exercise in September 2003.

  •
  Ms. Sanchez failed to timely file a Form 3 upon becoming a Reporting Person in December 2003.

  •
  Each director and executive officer failed to timely file a Form 4 related to the issuance of stock options granted on December 3, 2003.

  •
  Mr. Cianciolo failed to timely file a Form 4 related to his stock option exercise in January 2004.

        All of the aforementioned Section 16(a) required filings were made subsequent to the filing deadline.

Stockholder Proposals for the 2005 Annual Meeting of Stockholders

        Any proposal that a stockholder wishes to be considered for inclusion in our proxy statement for the 2005 Annual Meeting of Stockholders must be submitted to our corporate secretary, Daniel V. Atwood, at 260 Lake Road, Dayville, Connecticut 06241, no later than the close of business on July 31, 2005. We strongly encourage stockholders interested in submitting a proposal to contact legal counsel with regard to the detailed requirements of applicable securities laws. Submitting a stockholder proposal does not guarantee that we will include it in our proxy statement.

        If a stockholder wishes to present a proposal before the 2005 Annual Meeting of Stockholders, but does not wish to have the proposal considered for inclusion in our proxy statement, such stockholder must give written notice to our corporate secretary at the address noted above. Our corporate secretary must receive such notice not less than 60 days nor more than 90 days prior to the 2005 Annual Meeting of Stockholders, provided that in the event that less than 70 days' notice or prior public disclosure of the date of the 2005 Annual Meeting of Stockholders is given or made, notice by the stockholder must be received not later than the close of business on the 10th day following the date on which such notice of the date of the meeting was mailed or such public disclosure was made, whichever occurs first. The stockholder's submission must include certain specified information concerning the proposal and the stockholder, including such stockholder's ownership of our common stock. As we will not entertain any proposals at the annual meeting that do not meet these requirements, we strongly encourages stockholders to seek advice from legal counsel before submitting a proposal.

        THE BOARD OF DIRECTORS HOPES THAT STOCKHOLDERS WILL ATTEND THE MEETING IN PERSON OR BY MEANS OF THE WEBCAST. WHETHER OR NOT YOU PLAN TO ATTEND, YOU ARE URGED TO COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD IN THE ACCOMPANYING ENVELOPE. PROMPT RESPONSE WILL GREATLY FACILITATE ARRANGEMENTS FOR THE MEETING AND YOUR COOPERATION IS APPRECIATED. STOCKHOLDERS WHO ATTEND THE MEETING MAY VOTE THEIR STOCK PERSONALLY EVEN THOUGH THEY HAVE SENT IN THEIR PROXY CARDS.

                      By Order of the Board of Directors,

                      Steven H. Townsend,
                       Chair of the Board

November 1, 2004

APPENDIX A

UNITED NATURAL FOODS, INC.

NOMINATING AND GOVERNANCE COMMITTEE CHARTER

        This document sets forth the Charter of the Nominating and Governance Committee (the "Committee") of the Board of Directors (the "Board") of United Natural Foods, Inc. (the "Company").

Purpose

        The purpose of the Committee is:

  •
  to develop and recommend to the Board for adoption, and thereafter periodically review, corporate governance principles applicable to the Company ("Corporate Governance Guidelines");

  •
  to identify individuals qualified to become Board members and to recommend to the Board candidates for election as directors at the annual meeting of stockholders;

  •
  to assess and make recommendations to the Board regarding the size and composition of the Board and the size, composition, scope of authority, responsibilities, and reporting obligations of each committee of the Board;

  •
  to assist the Board in the review of the performance of the Board, the committees of the Board, and individual members of the Board, and to make recommendations to the Board to improve such performance; and

  •
  to review and make recommendations to the Board regarding the Company's Stockholder Rights Plan.

Committee Membership

        The Committee shall consist of no fewer than three members, each of whom shall meet the independence requirements of The Nasdaq Stock Market ("Nasdaq") and such other independence requirements, if any, as may be established by the Company's Corporate Governance Guidelines. The members of the Committee shall serve for a three year term and each year, following the Company's Annual Meeting, the Committee shall elect a Chair of the Committee, who may be the incumbent Chair or another member of the Committee. Each appointed Committee member may be removed by the Board of Directors (the "Board") at any time.

Committee Authority and Responsibilities

  1.
  The Committee shall, from time to time, as the Committee deems appropriate, but no less frequently than annually, review and assess the adequacy of the Company's Corporate Governance Guidelines and recommend to the Board for approval any changes that the Committee considers appropriate. To fulfill this responsibility, the Committee shall endeavor to remain informed on corporate governance practices generally, including emerging trends among comparable companies.

  2.
  At least annually, the Committee (i) shall evaluate the size and composition of the Board in light of the operating requirements of the Company and existing corporate governance trends, including consideration of appropriate areas of expertise to be represented on the Board, and (ii) shall report its findings and any recommendations to the Board.

  3.
  The Committee shall develop and recommend for approval by the Board written eligibility guidelines for directors that are designed to ensure compliance with all applicable legal requirements and the Nasdaq listing requirements. The Committee shall review the eligibility guidelines from time to time as requested by the Board or as the Committee deems necessary or appropriate.

  4.
  The Committee shall identify, evaluate, and recommend to the Board for nomination candidates for election as directors at the Annual Meeting of Stockholders or by appointment by the Board, including consideration of prospective candidates proposed for consideration by management or by any stockholder.

  5.
  If, during the course of a year, a vacancy occurs, or if the Committee becomes aware of a pending vacancy, and the Board determines that the vacancy shall be filled by Board, the Committee shall recommend to the Board a qualified individual for appointment by the Board to serve as a director until the next Annual Meeting of Stockholders at which the class of directors of which such new director is a member stand for election.

  6.
  In performing its responsibilities under paragraphs 4 and 5 above, the Committee shall have the sole authority to retain and terminate any search firm to be used to identify director candidates and shall have sole authority to approve the search firm's fees and other retention terms.

  7.
  At least annually, the Committee shall (i) evaluate the size, composition, membership qualifications, scope of authority, responsibilities, and reporting obligations of each committee of the Board and (ii) shall report its findings and any recommendations to the Board.

  8.
  The Committee shall consider, adopt and oversee all processes for evaluating the performance of the Board, the Chair of the Board, each Committee and individual directors.

  9.
  The Committee shall consider, adopt and oversee director orientation and continuing education programs.

  10.
  The Committee shall (i) evaluate each shareholder proposal submitted for inclusion in the Company's proxy materials to determine whether the proposal is eligible for inclusion based on compliance with substantive and procedural requirements of the Company's Bylaws, Delaware corporate law, and the Securities and Exchange Commission proxy rules and (ii) shall recommend to the Board whether the Company shall support or oppose the proposal.

  11.
  The Committee shall periodically review and advise the Board regarding the Company's management development and succession plans.

  12.
  The Committee shall periodically review and advise the Board regarding the appropriateness of the Company's Stockholder Rights Plan as a whole and its specific terms.

  13.
  The Committee shall review annually the service of Board members on the board of directors of any other public company.

  14.
  The Committee shall review the Directors and Officers questionnaires prepared annually by the Company's directors and officers.

  15.
  The Chair of the Committee shall convene regular meetings of the independent directors of the Company, no less often than once per quarter, usually in conjunction with the regular Board Meetings.

  16.
  At least annually, the Committee shall review the Company's Code of Conduct, Corporate Policies Manual, Conflict of Interests Policy/Questionnaire, Confidentiality of Information Policy, Social and Environmental Practices Policy and the reports of the CEO and executive officers responsible for these matters. The Committee shall have the sole power to grant any waivers from these policies or practices.

  17.
  In carrying out its duties and responsibilities under this Charter, the Committee shall have authority to obtain the advice and assistance of internal or external legal, accounting and other advisors.

  18.
  The Committee shall review and assess this Charter annually and recommend any proposed changes to the Board.

Lead Director

        The Board considers it to be useful and appropriate to designate an independent director to serve in a lead capacity to coordinate the activities of the other independent directors and to perform such other duties and responsibilities as the Board may determine from time to time. The Chair of the Committee or such other independent director designated by the Board who is a member of the Committee shall serve as the Lead Independent Director. The specific responsibilities of the Lead Independent Director when acting as such shall be as follows:

  •
  Advise the Chair of the Board as to an appropriate schedule of meetings of the Board, seeking to ensure that the independent directors can perform their duties responsibly while not interfering with on-going corporate operations;

  •
  Assist the Chair of the Board in the preparation of the agendas for the Board meetings;

  •
  Advise the Chair of the Board as to the quality, quantity and timeliness of the information submitted by the Company's management that is necessary or appropriate for the independent directors to effectively and responsibly perform their duties;

  •
  Recommend to the Chair of the Board the retention of advisers and consultants who report directly to the Board;

  •
  Assist the Board and the officers of the Corporation in better ensuring compliance with and implementation of the Corporate Governance Guidelines;

  •
  Develop the agendas for and serve as Chair of the executive sessions of the Board's independent directors;

  •
  Serve as principal liaison between the independent directors and the Chair of the Board on sensitive issues; and

  •
  Recommend to the Chair of the Board the membership of the various committees of the Board of Directors, as well as the selection of chairs of such committees (other than with respect to the Committee).

Meetings and Minutes

        The Committee shall hold meetings, in person or by telephone, at such times and with such frequency as it deems necessary to carry out its duties and responsibilities under this Charter. Special meetings of the Committee may be called by the Chair of the Board or the President of the Company or by the Chair of the Committee, with notice of any such special meeting to be given in accordance with the Company's Bylaws. A majority of the members of the Committee shall constitute a quorum for the transaction of business by the Committee. At the discretion of the Committee, other members of the Board and any officer or employee of the Company may be invited to attend and participate in meetings of the Committee.

        The Committee also may act by unanimous written consent in accordance with the terms of the Company's Bylaws.

        Minutes of each Committee meeting and records of all other Committee actions shall be prepared by the Secretary of the Company or, if the Secretary is not present at the meeting, any person appointed by the Chair of the Committee, and shall be retained with the permanent records of the Company.

        The Committee shall report to the Board, no later than the next regular Board meeting, all decisions made and actions taken by the Committee.

Adoption and Amendment

        This Charter has been adopted by the Board, and may be amended at any time or from time to time, in whole or in part, solely by a resolution adopted by the Board.

APPENDIX B

UNITED NATURAL FOODS, INC.

CHARTER OF THE COMPENSATION COMMITTEE

1.     Purpose

        The Compensation Committee's (the "Committee") basic responsibility is to review the performance and development of Company management in achieving corporate goals and objectives and to assure that senior executives of the Company are compensated effectively in a manner consistent with the strategy of the Company, competitive practice, and the requirements of the appropriate regulatory bodies. Toward that end, the Committee will oversee, review and administer all compensation, equity and employee benefit plans and programs.

2.     Composition of the Committee

        The Committee will consist of not less than two independent directors, each of whom will be both a "non-employee director" within the meaning of Rule 16b-3 issued by the Securities and Exchange Commission ("SEC") and an "outside director" within the meaning of Section 162(m) of the Internal Revenue Code, as amended. The members of the Committee shall serve for a three year term and each year, following the Company's Annual Meeting, the Committee shall elect a Chair of the Committee, who may be the incumbent Chair or another member of the Committee. Each appointed Committee member may be removed by the Board of Directors (the "Board") at any time.

3.     Responsibilities and Duties

        In carrying out its purpose, the Committee will have the following responsibilities and duties:

  •
  Review annually and approve the Company's compensation strategy to ensure that employees of the Company are rewarded appropriately for their contributions to company growth and profitability.

  •
  Review annually and approve corporate goals and objectives relevant to executive compensation and evaluate performance in light of those goals.

  •
  Determine the appropriate levels of director compensation and an appropriate director compensation program, and make recommendations to the Board regarding the same.

  •
  Conduct an annual review of the performance of the Chief Executive Officer and oversee the annual reviews of the performance of other executive officers to ensure that they are consistent with the short-term and long-range goals of the Company.

  •
  Review annually and determine the individual elements of total compensation for the Chief Executive Officer and all other corporate officers, and communicate in the annual Board Compensation Committee Report to shareholders the factors and criteria on which the Chief Executive Officer and all other corporate officers' compensation for the last year was based.

  •
  Approve all special perquisites, special cash payments and other special compensation and benefit arrangements for the Company's executive officers.

  •
  Review and approve compensation for non-employee members of the Board of Directors, including but not limited to the following elements: retainer, meeting fees, committee fees, committee chair fees, equity or stock compensation, benefits and perquisites.

  •
  With sole and exclusive authority, make and approve stock option grants and other discretionary awards under the Company's stock option or other equity incentive plans to all persons who are Board members or executive officers within the meaning Rule 16b-3 issued by the SEC.

  •
  Grant stock options and other discretionary awards under the Company's stock option or other equity incentive plans to all other eligible individuals in the Company's service. The Committee may delegate to one or more officers designated by the Committee the authority to make grants to eligible individuals (other than any such officer) who are not executive officers, provided that the Committee shall have fixed the price (or a formula for determining the price) and the vesting schedule for such grants, approved the form of documentation evidencing such grants, and determined the appropriate number of shares or the basis for determining such number of shares by position, compensation level or category of personnel. Any officer(s) to whom such authority is delegated shall regularly report to the Committee the grants so made. Any such delegation may be revoked at any time by the Committee.

  •
  Amend the provisions of the Company's stock option or other equity incentive plans, to the extent authorized by the Board, and make recommendations to the Board with respect to incentive compensation and equity-based plans.

  •
  Approve for submission to the shareholders stock option or other equity incentive plans or amendments thereto.

  •
  Oversee and periodically review the operation of all of the Company's employee benefit plans, including but not limited to the Section 401(k) Plan, the Employee Stock Ownership Plan. Responsibility for day-to-day administration, including the preparation and filing of all government reports and the preparation and delivery of all required employee materials and communications, will be performed by company personnel.

  •
  Ensure that the annual incentive compensation plan is administered in a manner consistent with the Company's compensation strategy and the terms of such plan, including but not limited to the following: participation, target annual incentive awards, corporate financial goals, actual awards paid to executive officers and total funds reserved for payment under the plan.

  •
  Review matters related to management performance, compensation and succession planning and executive development for executive staff.

  •
  Approve separation packages and severance benefits for executive officers to the extent that the packages are outside the ordinary plan limits.

  •
  Exercise, as necessary and appropriate, all of the authority of the Board of Directors with respect to the election of officers of the Company during the periods between the regular meetings of the Board.

  •
  Have full access to the Company's executives and personnel as necessary to carry out its responsibilities.

  •
  Obtain such data or other resources as it deems necessary to perform its duties, including but not limited to obtaining external consultant reports or published salary surveys, and engaging independent compensation consultants and other professionals to assist in the design, formulation, analysis and implementation of compensation programs for the Company's executive officers and other key employees.

  •
  Have responsibility for the review and approval of all reports and summaries of compensation policies and decisions as may be appropriate for operational purposes or as may be required under applicable law.

  •
  Perform any other activities consistent with this Charter, the Company's Bylaws and governing law as the Committee or the Board deems necessary or appropriate.

  •
  Review the Committee Charter from time to time and recommend any changes to the Board.

  •
  Report to the Board of Directors on the major items covered at each Committee meeting.

        Notwithstanding the foregoing, any action of the Committee, other than the grant of stock options or other discretionary awards under the Company's stock option or other equity incentive plans, may be subject to Board review and may be revised, modified or rescinded by the Board.

4.     Compensation Committee Meetings

        The Committee will meet as often as necessary to carry out its responsibilities. Meetings may be called by the Chairman of the Committee and/or by the management of the Company. Minutes of each meeting will be duly filed in the Company records. Reports of meetings of the Committee will be made to the Board of Directors at its next regularly scheduled meeting following the Committee meeting accompanied by any recommendations to the Board of Directors approved by the Committee.

        The Committee will also meet as and when necessary to act upon any other matters within its jurisdiction under this Charter. A majority of the total number of members of the Compensation Committee will constitute a quorum at all Committee meetings. A majority of the members of the Compensation Committee acting will be empowered to act on behalf of the Committee. Minutes will be kept of each meeting of the Committee.

APPENDIX C

UNITED NATURAL FOODS, INC.

CHARTER OF THE AUDIT COMMITTEE

I.     Audit Committee Purpose

        The Audit Committee is appointed by the Board of Directors to assist the Board in fulfilling its oversight responsibilities. The Audit Committee's primary duties and responsibilities are to:

  •
  Monitor the integrity of the Company's financial reporting process and systems of internal controls regarding finance, accounting, and legal compliance.

  •
  Monitor the independence and performance of the Company's independent auditors and internal auditing department.

  •
  Provide an avenue of communication among the independent auditors, management, the internal auditing department, and the Board of Directors.

        The Audit Committee has the authority to conduct any investigation appropriate to fulfilling its responsibilities, and it has direct access to the independent auditors as well as anyone in the organization. The Audit Committee has the ability to retain, at the Company's expense, special legal, accounting, or other consultants or experts it deems necessary in the performance of its duties.

II.    Audit Committee Composition and Meetings

        Audit Committee members shall meet the requirements of the The NASDAQ National Market. The Audit Committee shall be comprised of three or more directors as determined by the Board, each of whom shall be independent nonexecutive directors, free from any relationship that would interfere with the exercise of his or her independent judgment. All members of the Committee shall have, or within a reasonable period of time after appointment to the Audit Committee shall have, a basic understanding of finance and accounting and be able to read and understand fundamental financial statements, and at least one member of the Committee shall have accounting or related financial management expertise.

        Audit Committee members shall be appointed by the Board. The members of the Committee shall serve for a three year term and each year, following the Company's Annual Meeting, the Committee shall elect a Chair of the Committee, who may be the incumbent Chair or another member of the Committee. Each appointed Committee member may be removed by the Board of Directors (the "Board") at any time.

        The Committee shall meet at least four times annually, or more frequently as circumstances dictate. The Audit Committee Chair shall prepare and/or approve an agenda in advance of each meeting. The Committee should meet privately in executive session at least annually with management, the director of the internal auditing department, the independent auditors, and as a committee to discuss any matters that the Committee or each of these groups believes should be discussed. In addition, the Committee, or at least its Chair, should communicate with management and the independent auditors quarterly to review the Company's financial statements and significant findings based upon the auditors limited review procedures.

II.    Audit Committee Responsibilities and Duties

  Review Procedures

  1.
  Review and reassess the adequacy of this Charter at least annually. Submit the Charter to the Board of Directors for approval and have the document published at least every three years in accordance with SEC regulations.

  2.
  Review the Company's annual audited financial statements prior to filing or distribution. Review should include discussion with management and independent auditors of significant issues regarding accounting principles, practices, and judgments.

  3.
  In consultation with the management, the independent auditors, and the internal auditors, consider the integrity of the Company's financial reporting processes and controls. Discuss significant financial risk exposures and the steps management has taken to monitor, control, and report such exposures. Review significant findings prepared by the independent auditors and the internal auditing department together with management's responses.

  4.
  Review with financial management and the independent auditors the Company's quarterly financial results prior to the release of earnings and/or the Company's quarterly financial statements prior to filing or distribution. Discuss any significant changes to the Company's accounting principles and any items required to be communicated by the independent auditors in accordance with SAS 61 (see item 9). The Chair of the Committee may represent the entire Audit Committee for purposes of this review.

  Independent Auditors

  5.
  The independent auditors are ultimately accountable to the Audit Committee and the Board of Directors. The Audit Committee shall review the independence and performance of the auditors and annually recommend to the Board of Directors the appointment of the independent auditors or approve any discharge of auditors when circumstances warrant.

  6.
  Approve the fees and other significant compensation to be paid to the independent auditors.

  7.
  On an annual basis, the Committee should request from the independent auditors a formal written statement delineating all relationships between the independent auditor and the Company consistent with Independence Standards Board Standard Number 1 and review and discuss with the independent auditors all significant relationships they have with the Company that could impair the auditors' independence.

  8.
  Review the independent auditors audit plan—discuss scope, staffing, locations, reliance upon management, and internal audit and general audit approach.

  9.
  Prior to releasing the year-end earnings, discuss the results of the audit with the independent auditors. Discuss certain matters required to be communicated to audit committees in accordance with AICPA SAS 61.

  10.
  Consider the independent auditors' judgments about the quality and appropriateness of the Company's accounting principles as applied in its financial reporting.

  Internal Audit Department and Legal Compliance

  11.
  Review the budget, plan, changes in plan, activities, organizational structure, and qualifications of the internal audit department, as needed.

  12.
  Review the appointment, performance, and replacement of the senior internal audit executive.

  13.
  Review significant reports prepared by the internal audit department together with management's response and follow-up to these reports.

  14.
  On at least an annual basis, review with the Company's counsel, any legal matters that could have a significant impact on the organization's financial statements, the Company's compliance with applicable laws and regulations, and inquiries received from regulators or governmental agencies.

  Other Audit Committee Responsibilities

  15.
  Annually prepare a report to shareholders as required by the Securities and Exchange Commission. The report should be included in the Company's annual proxy statement.

  16.
  Perform any other activities consistent with this Charter, the Company's by-laws, and governing law, as the Committee or the Board deems necessary or appropriate.

  17.
  Maintain minutes of meetings and periodically report to the Board of Directors on significant results of the foregoing activities.

  18.
  Establish, review, and update periodically a Code of Ethical Conduct and ensure that management has established a system to enforce this Code.

  19.
  Periodically perform self-assessment of audit committee performance.

  20.
  Review financial and accounting personnel succession planning within the company.

  21.
  Annually review policies and procedures as well as audit results associated with directors' and officers expense accounts and perquisites. Annually review a summary of director and officers' related party transactions and potential conflicts of interest.

APPENDIX D

UNITED NATURAL FOODS, INC.

2004 EQUITY INCENTIVE PLAN

1.     PURPOSE.

        The United Natural Foods, Inc. 2004 Equity Incentive Plan (the "Plan") is designed to enable employees, officers and directors of, and consultants and advisers to, United Natural Foods, Inc. (the "Company") and its Subsidiaries to acquire or increase a proprietary interest in the Company, and thus to share in the future success of the Company's business. Accordingly, the Plan is intended as a means not only of attracting and retaining outstanding personnel, but also of promoting a closer identity of interests between management and stockholders. The Board of Directors believes that the Awards granted under the Plan will be in the Company's interest because the personnel eligible to receive Awards under the Plan will be those who are in positions to make important and direct contributions to the success of the Company.

2.     DEFINITIONS.

        In this Plan document, unless the context clearly indicates otherwise, words in the masculine gender shall be deemed to refer to females as well as males, any term used in the singular also shall refer to the plural, and the following capitalized terms shall have the following meanings:

  (a)
  "Agreement" means the written agreement entered into by the Grantee and the Company evidencing the grant of an Award.

  (b)
  "Applicable Law" means the requirements relating to the administration of equity incentive plans under applicable state corporation laws, United States federal and state securities laws, the Code, any stock exchange or quotation system on which the Shares are listed or quoted and the applicable laws of any foreign country or jurisdiction where Awards are, or will be, granted.

  (c)
  "Award" means a Restricted Share, Restricted Unit, Bonus Share, Performance Share, Performance Unit or Stock Appreciation Right.

  (d)
  "Beneficiary" means the person or persons designated in writing by the Grantee as his beneficiary in respect of an Award; or, in the absence of an effective designation or if the designated person or persons predecease the Grantee, the Grantee's Beneficiary shall be the person or persons who acquire by bequest or inheritance the Grantee's rights in respect of an Award. In order to be effective, a Grantee's designation of a Beneficiary must be on file with the Company before the Grantee's death. Any such designation may be revoked and a new designation substituted therefor at any time before the Grantee's death without the consent of the previously designated Beneficiary.

  (e)
  "Board of Directors" or "Board" means the Board of Directors of the Company.

  (f)
  "Bonus Share" means a Share granted pursuant to Section 8.

  (g)
  "Change in Control" means the first to occur of the following events:

  (1)
  any "person" (as such term is used in Sections 13(d) and 14(d) of the Exchange Act), other than a trustee or other fiduciary holding securities of the Company under an employee benefit plan maintained by the Company or any corporation owned, directly or indirectly, by the Company's stockholders in substantially the same proportions as their ownership of the Company's stock, becomes the "beneficial owner" (as defined in

      Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 25% or more of the total combined voting power of the Company's then-outstanding securities pursuant to a tender or exchange offer made directly to the Company's stockholders and which the Board does not recommend such stockholders to accept;

    (2)
    three or more directors, whose election or nomination for election is not approved by a majority of the members of the Incumbent Board then serving as members of the Board, are elected within any single 24-month period to serve on the Board; or

    (3)
    approval by stockholders of the Company of:

            (i)    a merger, consolidation or reorganization involving the Company, unless:

              (A)  the stockholders of the Company, immediately before the merger, consolidation or reorganization, own, directly or indirectly immediately following such merger, consolidation or reorganization, at least 75% of the combined voting power of the outstanding voting securities of the corporation resulting from such merger, consolidation or reorganization in substantially the same proportion as their ownership of the voting securities immediately before such merger, consolidation or reorganization;

              (B)  individuals who were members of the Incumbent Board immediately prior to the execution of the agreement providing for such merger, consolidation or reorganization constitute at least a majority of the board of directors of the surviving corporation immediately following such merger, consolidation or reorganization; and

              (C)  no person (other than (I) the Company or any Subsidiary thereof, (II) any employee benefit plan (or any trust forming a part thereof) maintained by the Company, any Subsidiary thereof, or the surviving corporation, or (III) any person who, immediately prior to such merger, consolidation or reorganization, had beneficial ownership of securities representing 25% or more of the combined voting power of the Company's then-outstanding securities) has beneficial ownership of securities immediately following such merger, consolidation or reorganization representing 25% or more of the combined voting power of the surviving corporation's then outstanding voting securities;

            (ii)   a complete liquidation or dissolution of the Company; or

            (iii)  an agreement for the sale or other disposition of all or substantially all of the assets of the Company to any person (other than a transfer to a Subsidiary).

  (h)
  "Code" means the Internal Revenue Code of 1986, as amended from time to time.

  (i)
  "Committee" means, except as otherwise determined by the Board in its discretion, a committee consisting of such number of members of the Compensation Committee of the Board of Directors with such qualifications as are required to satisfy the requirements of (i) Rule 16b-3 under the Exchange Act or any successor rule of similar import and (ii) Section 162(m) of the Code, and the regulations thereunder, as in effect from time to time (or any successor provision of similar import).

  (j)
  "Covered Executive" means an individual who is determined by the Committee to be reasonably likely to be a "covered employee" under Section 162(m) of the Code, and to receive compensation that would exceed the deductibility limits under Section 162(m) as of the end of the Company's taxable year for which an Award to the individual will be deductible.

  (k)
  "Effective Date" means December 1, 2004.

  (l)
  "Exchange Act" means the Securities Exchange Act of 1934, as amended and in effect from time to time.

  (m)
  "Fair Market Value" means, when used in connection with the Shares on a certain date, the fair market value of a Share as determined by the Committee, and shall be deemed equal to the closing price at which Shares are traded on such date (or on the next preceding day for which such information is ascertainable at the time of the Committee's determination) as reported for such date by National Association of Securities Dealers Automated Quotations System (or if Shares are not traded on such date, on the next preceding day on which Shares are traded).

  (n)
  "Grantee" means a person to whom an Award has been granted under the Plan.

  (o)
  "Incumbent Board" means those persons who either (i) have been members of the Board since the Effective Date or (ii) are new directors whose election by the Board or nomination for election by the stockholders of the Company was approved by a vote of at least three-fourths of the members of the Board then in office who either were directors described in clause (i) hereof or whose election or nomination for election was previously so approved, provided that an individual whose election or nomination for election is approved as a result of either an actual or threatened election contest or proxy contest, including by reason of any agreement intended to avoid or settle any election contest or proxy contest, will be deemed not to have been so approved for purposes of this definition. For purposes of this Section 2(o), "director" means a person who is a member of the Board.

  (p)
  "Insider" means an individual who is subject to reporting requirements of Section 16(a) of the Exchange Act on the relevant date.

  (q)
  "NASDAQ Rules" means the shareholder approval rules described in Rule 4350 and IM-4350-5 of the Nasdaq Stock Market Marketplace Rules, any official interpretation thereof, or any successor provision.

  (r)
  "Performance Share" means an Award made pursuant to Section 9.

  (s)
  "Performance Unit" means an Award made pursuant to Section 10(b).

  (t)
  "Restricted Share" means an Award granted pursuant to Section 7.

  (u)
  "Restricted Unit" means an Award made pursuant to Section 10(a).

  (v)
  "Restriction Period" means the period during which (i) the transfer of Restricted Shares or Performance Shares is limited in some way (based on the passage of time, achievement of performance goals, or the occurrence of other events determined by the Committee in its discretion) and (ii) the Restricted Shares or Performance Shares are subject to a substantial risk of forfeiture, as provided in Section 7 or 9.

  (w)
  "Shares" means shares of the Company's common stock, par value $0.01 per share, or any security into which such shares may be converted by reason of any event of the type referred to in Section 16 or 17.

  (x)
  "Stock Appreciation Right" or "SAR" means a right that provides payment in accordance with Section 12.

  (y)
  "Subsidiary" means a subsidiary of the Company within the meaning of Section 424(f) of the Code (or a successor provision of similar import).

3.     EFFECTIVE DATE AND DURATION OF THE PLAN.

        (a)   The Plan shall be effective as of the Effective Date, subject to approval of the Plan by the affirmative votes of the holders of a majority of the securities of the Company present or represented and entitled to vote at a meeting duly held in accordance with applicable law. Upon such approval of the Plan, all Awards granted under the Plan on or after the Effective Date shall be fully effective as if such approval had occurred on the Effective Date. If the Plan is not approved as set forth in this Section 3(a), any Awards granted under the plan shall be null and void and of no effect. The Plan shall terminate upon the close of business on the day next preceding the tenth anniversary of the Effective Date.

        (b)   Awards may be granted at any time prior to the termination of the Plan pursuant to Section 20. An Award outstanding at the time the Plan is terminated shall not cease to be or cease to become exercisable pursuant to its terms solely because of the termination of the Plan.

        (c)   No Awards of Performance Shares and Performance Units that are intended to constitute performance-based compensation under Section 162(m) of the Code shall be made on any date to a Covered Executive, unless the requirements of Treas. Reg. § 1.162-27(e)(4)(vi) (regarding shareholder approval of the material terms of the performance goal) have been satisfied.

4.     SHARES SUBJECT TO THE PLAN.

        (a)   Subject to adjustment as provided in Section 16, the number of Shares initially reserved for issuance pursuant to Awards made under the Plan shall be 1,000,000 Shares. Shares issued under the Plan may consist in whole or in part of authorized but unissued Shares or treasury Shares.

        (b)   If an Award expires or is terminated, surrendered or cancelled without having been exercised in full, or is otherwise forfeited in full or in part, then the unissued Shares that were subject to such Award and/or such surrendered, cancelled or forfeited Shares, as the case may be, shall become available for future grant under the Plan (unless the Plan has terminated).

5.     ADMINISTRATION OF THE PLAN.

  (a)
  The Plan shall be administered by the Committee.

  (b)
  The Committee may adopt, amend and rescind rules and regulations relating to the Plan as it may deem proper, shall make all other determinations necessary or advisable for the administration of the Plan, and may provide for conditions and assurances deemed necessary or advisable to protect the interests of the Company, to the extent not contrary to the express provisions of the Plan; provided, that the Committee may take action only upon the agreement of a majority of its members then in office. The powers of the Committee shall include plenary authority to interpret the Plan.

  (c)
  Subject to the provisions of the Plan, the Committee may determine: (i) the persons to whom Awards shall be granted; (ii) the number of Shares subject to each Award; (iii) the type of each Award; (iv) the frequency of each Award and the date on which each Award shall be granted; (v) the term of each Award; (vi) the restrictions and other terms and conditions applicable to each grant of Awards; (vii) any performance goals applicable to Awards; and (viii) the provisions of any instruments evidencing Awards. Any Award granted to a member of the Committee shall be approved by the Board.

  (d)
  The determinations, interpretations, and other actions made or taken by the Committee under the Plan shall be final, binding, and conclusive for all purposes and upon all persons.

  (e)
  To the extent permitted by Applicable Law, the Committee may delegate to one or more executive officers of the Company the power to:

            (i)    grant Awards to employees of the Company and Subsidiaries, provided that: (A) the Committee shall fix the terms of the Awards to be granted by such executive officers and the maximum number of shares subject to Awards that the executive officers may grant; (B) no executive officer shall be authorized to grant Awards to himself or to any Insider; and (C) an executive officer may not grant any Award that is intended to qualify as performance-based compensation within the meaning of Section 162(m) of the Code; and

            (ii)   exercise such other powers under the Plan as the Committee may determine, provided that the Committee may not delegate its authority with respect to: (A) non-ministerial actions with respect to Insiders; (B) non-ministerial actions with respect to Awards that are intended to qualify as performance-based compensation within the meaning of Section 162(m) of the code; or (C) certification that any performance goals and any other material terms of Awards intended to qualify as performance-based compensation within the meaning of Section 162(m) of the Code have been satisfied.

To the extent any powers have been delegated to an executive officer of the Company pursuant to this Section 5(e), the references in the Plan to the Committee shall be deemed to include such executive officer.

6.     ELIGIBILITY TO RECEIVE AWARDS.

        Awards may be granted under the Plan to any employee or director of, or consultant to, the Company or of any Subsidiary, and all determinations by the Committee as to the identity of the persons to whom Awards shall be granted shall be conclusive. For purposes of this Section 6: (i) an "employee" means any person who is an employee, as defined in Section 3401(c) of the Code, of the Company or a Subsidiary; (ii) a "director" means a person, other than an employee, who is a member of the Board; and (iii) a "consultant" means a person, other than an employee, who is a natural person engaged by the Company or Subsidiary of the Company to render services to such entity, including an advisor.

7.     RESTRICTED SHARES.

        Subject to the terms of the Plan, including the following terms and conditions, the Committee may authorize the grant or sale to a Grantee of Restricted Shares that provide a Grantee full ownership of the Shares when the restrictions established by the Committee lapse or are removed. The Committee may impose such conditions and/or restrictions on such Restricted Shares as the Committee may determine, including without limitation, time-based restrictions on vesting, restrictions based upon the achievement of specific performance goals (including but not limited to performance goals based on the criteria listed in Section 11), restrictions under applicable federal or state securities laws and/or a requirement that the Grantee pays a stipulated purchase price for each Restricted Share.

  (a)
  Restricted Share Agreement. Each Award of Restricted Shares shall be evidenced by an Agreement that shall specify the Restriction Period, the number of Shares granted and such other terms and conditions as the Committee, in its sole discretion, shall determine. The Committee, in its discretion, may accelerate the time at which any restrictions on Restricted Shares shall lapse or be removed.

  (b)
  Treatment of Restricted Shares. A certificate or certificates representing the number of Restricted Shares granted under an Award may be registered in the name of the Grantee. Unless the Committee determines otherwise, Restricted Shares shall be held by the Company as escrow agent until the restrictions on such Shares have lapsed. Except as provided in

    Section 18, Restricted Shares may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated until the end of the applicable Restriction Period.

  (c)
  Removal of Restrictions. Restricted Shares covered by each Award shall be released from escrow as soon as practicable after the last day of the Restriction Period. Subject to Section 13, after the restrictions have lapsed, the Grantee shall be entitled to have any legend relating to restrictions under this Section 7 removed from his or her Share certificate, and the Shares shall be freely transferable by the Grantee.

  (d)
  Voting Rights. During the Restriction Period, Grantees holding Restricted Shares may exercise full voting rights with respect to those Shares, unless otherwise provided in the applicable Agreement.

  (e)
  Dividends and Other Distributions. During the Restriction Period, Grantees holding Restricted Shares shall be entitled to receive all dividends and other distributions paid with respect to such Shares unless otherwise provided in the Agreement. If any such dividends or distributions are paid in Shares, the Shares shall be subject to the same restrictions on transferability and forfeitability as the Restricted Shares with respect to which they were paid and shall be held by the Company as escrow agent until the restrictions on the Restricted Shares with respect to which they were paid have lapsed.

  (f)
  Right of Repurchase of Restricted Shares. The Company shall have the right to repurchase Restricted Shares at their original issuance price or other stated or formula price (or to require forfeiture of such Shares if issued at no cost) in the event that conditions specified in the applicable Agreement with respect to such Shares are not satisfied prior to the end of the applicable Restriction Period.

8.     BONUS SHARES.

        Subject to the terms of the Plan, the Committee may authorize the grant of Bonus Shares in consideration for services rendered by a Grantee to the Company or a Subsidiary. Bonus Shares shall be awarded pursuant to an Agreement containing such terms and conditions as may be established by the Committee.

9.     PERFORMANCE SHARES.

        Subject to the terms of the Plan, including the following terms and conditions, the Committee may authorize the grant or sale to a Grantee of Performance Shares that are designed to constitute performance-based compensation under §162(m) of the Code. Such Performance Shares shall be earned by satisfying specified performance goals and shall provide a Grantee full ownership of the Shares when the Committee determines that such performance goals have been met. At the time of the Award of Performance Shares, the Committee shall impose on the Award restrictions based upon the achievement of specific performance goals using one or more of the criteria set forth in Section 11, and may impose such other conditions and/or restrictions on Performance Shares as the Committee may determine, including but not limited to time-based restrictions on vesting, restrictions under applicable federal or state securities laws and/or a requirement that the Grantee pay a stipulated purchase price for each Performance Share.

  (a)
  Performance Share Agreement. Each Award of Performance Shares shall be evidenced by an Agreement that shall specify the performance goals, the Restriction Period, the number of Shares granted and such other terms and conditions as the Committee, in its sole discretion, shall determine.

  (b)
  Treatment of Performance Shares. A certificate or certificates representing the number of Performance Shares granted under an Award may be registered in the name of the Grantee.

    Unless the Committee determines otherwise, Performance Shares shall be held by the Company as escrow agent until the Committee determines that the performance goals have been met. Except as provided in Section 18, Performance Shares may not be sold, transferred, pledged, assigned or otherwise alienated or hypothecated until the Committee determines that the applicable performance goals have been met.

  (c)
  Removal of Restrictions. Except as provided in Section 14, the restrictions imposed on Performance Shares shall expire, lapse or be removed based solely on account of the attainment of performance goals established by the Committee using one or more of the performance criteria set forth in Section 11. Performance Shares covered by each Award shall be removed from escrow as soon as practicable after the Committee determines that the applicable performance goals have been met. Subject to Section 13, after the Committee determines that such goals have been met, the Grantee shall be entitled to have any legend relating to restrictions under this Section 9 removed from his or her Share certificate, and the Shares shall be freely transferable by the Grantee.

  (d)
  Voting Rights. During the Restriction Period, Grantees holding Performance Shares may exercise full voting rights with respect to those Shares, unless otherwise provided in the Agreement.

  (e)
  Dividends and Other Distributions. During the Restriction Period, Grantees holding Performance Shares shall be entitled to receive all dividends and other distributions paid with respect to such Shares unless otherwise provided in the Agreement. If any such dividends or distributions are paid in Shares, the Shares shall be subject to the same restrictions on transferability and forfeitability as the Performance Shares with respect to which they were paid and shall be held by the Company as escrow agent until the Committee determines that the performance goals applicable to the Performance Shares with respect to which they were paid have been satisfied.

  (f)
  Right of Repurchase of Performance Shares. The Company shall have the right to repurchase Performance Shares at their original issuance price or other stated or formula price (or to require forfeiture of such Shares if issued at no cost) in the event the performance goals applicable to such Shares have not been met.

  (g)
  Certification in Writing. Prior to the release of restrictions on any Performance Shares, the Committee shall certify in writing (which may be set forth in the minutes of the Committee) that the performance goals and all other material terms of the Award have been met.

  (h)
  Limit for Covered Executives. No Covered Executive may receive Awards of more than 50,000 Performance Shares during any fiscal year of the Company

10.   RESTRICTED UNITS AND PERFORMANCE UNITS.

        Subject to the terms of the Plan, including the following terms and conditions, the Committee may authorize the grant of Restricted Units and/or Performance Units that constitute rights, denominated in cash or cash units, to receive, at a specified future date, payment in cash or Shares (as determined by the Committee) of an amount equal to all or a portion of the value of a unit determined by the Committee. Restricted Units shall set forth the right to receive such payments when the restrictions established by the Committee lapse or are removed. Performance Units are designed to constitute performance-based compensation under §162(m) of the Code and shall set forth the right to receive payments when the performance goals established by the Committee have been met.

  (a)
  Restricted Unit Agreements. At the time of Award of Restricted Units, the Committee shall determine the restrictions applicable to the Restricted Units. Each Award of Restricted Units shall be evidenced by an Agreement that shall specify the number of Restricted Units granted and such other terms and conditions as the Committee, in its sole discretion, shall determine, including but not limited to performance goals based on the criteria listed in Section 11. The Committee, in its discretion, may accelerate the time at which any restrictions on Restricted Units shall lapse or be removed.

  (b)
  Performance Unit Agreements. At the time of the Award of Performance Units, the Committee shall determine the performance factors applicable to the Performance Units, using one or more of the criteria set forth in Section 11. Each Award of Performance Units shall be evidenced by an Agreement that shall specify the performance goals, the number of Performance Units granted, and such other terms and conditions as the Committee, in its sole discretion, shall determine.

  (c)
  Certification in Writing. Prior to the payment of any Performance Units, the Committee shall certify in writing (which may be set forth in the minutes of the Committee) that the performance goals and all other material terms of the Award have been met.

  (d)
  Limit for Covered Executives. The maximum value of Awards of Performance Units granted to any Covered Executive in any fiscal year shall not exceed $2 million. The foregoing limitation shall be applied at the time of settlement, regardless of whether such settlement is made in cash or Shares.

11.   PERFORMANCE CRITERIA.

  (a)
  Unless and until the Company's stockholders approve a change in the general performance criteria set forth in this Section 11, the performance criteria to be used for purposes of grants of Performance Shares and Performance Units may be measured at the Company level, at a Subsidiary level, or at an operating unit, business unit or individual level, and shall be chosen from among:

            (i)    Increase in net sales;

            (ii)   Pretax income before allocation of corporate overhead and/or bonus;

            (iii)  Gross profits;

            (iv)  Earnings before interest, taxes, depreciation and amortization;

            (v)   Earnings before interest and taxes;

            (vi)  Earnings per share;

            (vii) Net income;

            (viii) Return on stockholders' equity;

            (ix)  Return on assets;

            (x)   Meeting or reducing budgeted expenditures;

            (xi)  Attainment of division, group or corporate financial goals;

            (xii) Reduction in costs.

            (xiii) Appreciation in or maintenance of the price of the common stock or any publicly-traded securities of the Company;

            (xiv) Comparisons with various stock market indices;

            (xv) Comparisons with performance metrics of peer companies;

            (xvi) Increase in market share; or

            (xvii) Economic value-added models.

  (b)
  The performance goals applicable to an Award of Performance Shares or Performance Units shall be sufficiently specific that a third party having knowledge of the relevant facts could determine whether the goals are met. The Committee shall, at the time it establishes the performance goals for an Award, specify the period over which the performance goals relate. The establishment of the actual performance goals and, if a grant is based on more than one of the foregoing criteria, the relative weighting of such criteria, shall be at the sole discretion of the Committee; provided, however, that in all cases the performance goals must be established by the Committee in writing no later than 90 days after the commencement of the period to which the performance goals relate (or, if less, no later than after 25% of the period has elapsed) and when achievement of the performance goals is substantially uncertain. The Committee may adjust the performance target(s) with respect to Awards of Performance Shares and Performance Units, but only to decrease the amount of compensation that otherwise would be due upon the attainment of the performance target(s).

  (c)
  The performance goals with respect to any Performance Share or Performance Unit shall be measured over a period no longer than three consecutive years.

12.   STOCK APPRECIATION RIGHTS.

  (a)
  Subject to the terms and conditions of the Plan, the Committee may authorize the grant of Stock Appreciation Rights that, on exercise, entitle the Grantee to receive an amount in cash equal to the excess (if any) of (i) the Fair Market Value of a Share on the date of exercise over (ii) the Fair Market Value of a Share on the date of grant, multiplied by the number of Shares with respect to which the SAR is exercised.

  (b)
  The number of Shares with respect to which a SAR or SARs may be granted to a Covered Executive during any fiscal year of the Company may not exceed 50,000.

13.   CONDITIONS UPON ISSUANCE OF SHARES.

        The Company will not be obligated to deliver any Shares pursuant to the Plan or to remove restrictions from Shares previously delivered under the Plan until: (a) all conditions of the Award have been met or removed to the satisfaction of the Committee; (b) all other legal matters, including receipt of consent or approval of any regulatory body and compliance with all Applicable Law, in connection with the issuance and delivery of such Shares have been satisfied; and (c) the Grantee or Beneficiary has executed and delivered to the Company such representations or agreements as the Committee may consider appropriate to satisfy the requirements of Applicable Law.

        The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue the Shares as to which such requisite authority shall not have been obtained.

14.   RIGHTS UNDER CERTAIN CIRCUMSTANCES.

  (a)
  Death or Disability. Except as otherwise provided in the applicable Agreement, if a Grantee who has been in the continuous employment of the Company or a Subsidiary since the date on which an Award was granted becomes disabled or dies while in such employment, the restrictions imposed on the Award shall lapse; provided that, if the Award is intended to qualify as performance-based compensation under Section 162(m) of the Code, it shall cease to qualify as such performance-based compensation if the restrictions lapse under this Section 14(a). For purposes of this Section 14(a), "disabled" and "disability" means having a total and permanent disability, as defined in Section 22(e)(3) of the Code.

  (b)
  Termination of Employment for Any Other Reason. Except as otherwise provided in an Agreement, if a Grantee's employment with the Company or a Subsidiary terminates before the restrictions imposed on the Award lapse or the performance goals have been satisfied, such Award shall be forfeited.

  (c)
  Change in Control. Except as otherwise provided in the applicable Agreement, all restrictions imposed on an Award shall lapse if, within twelve months after the Company obtains actual knowledge that a Change in Control has occurred, a Grantee's employment with the Company and its Subsidiaries ceases for any reason.

15.   TAX WITHHOLDING.

        The Company shall have the right to collect an amount sufficient to satisfy any Federal, State and/or local withholding tax requirements (including the Grantee's FICA obligation) that might apply with respect to any Award to a Grantee in the manner specified in subsection (a) or (b) below. Alternatively, a Grantee may elect to satisfy any such withholding tax requirements in the manner specified in subsection (c) below to the extent permitted therein.

  (a)
  The Company shall have the right to require Grantees to remit to the Company an amount sufficient to satisfy any such withholding tax requirements.

  (b)
  The Company and its Subsidiaries also shall, to the extent permitted by law, have the right to deduct from any payment of any kind (whether or not related to the Plan) otherwise due to a Grantee any such taxes required to be withheld.

  (c)
  If the Committee in its sole discretion approves, a Grantee may irrevocably elect to have any withholding tax obligation satisfied by (i) having the Company withhold Shares otherwise deliverable to the Grantee, or (ii) delivering Shares to the Company, provided that the Shares withheld or delivered have a Fair Market Value (on the date that such withholding or delivery occurs) equal to the minimum amount required to be withheld.

16.   ADJUSTMENT FOR CHANGES IN CAPITALIZATION.

  (a)
  In the event that there is any change in the Shares through merger, consolidation, reorganization, recapitalization or otherwise; or if there shall be any dividend on the Shares, payable in Shares; or if there shall be a stock split or a combination of Shares, the aggregate number of shares available for Awards, the number of Shares subject to outstanding Awards, and the exercise price per Share of each outstanding Award may be proportionately adjusted by the Board of Directors as it deems equitable in its absolute discretion to prevent dilution or enlargement of the rights of the Grantees; provided that any fractional Shares resulting from such adjustments shall be eliminated. The Board of Directors may, in its sole discretion (i) accelerate the vesting of an outstanding Award or (ii) accelerate the termination date of an outstanding Award in connection with the liquidation, dissolution, merger, reorganization or other consolidation of the Company upon notice to the affected Grantees.

  (b)
  The Board's determination with respect to any such adjustments shall be conclusive.

17.   EFFECTS OF MERGER OR OTHER REORGANIZATION.

        Except to the extent otherwise provided in an Agreement, if the Company shall be the surviving corporation in a merger or other reorganization, outstanding Awards granted under the Plan shall extend to stock and securities of the Company after the merger or other reorganization to the same extent as Shares held by a person who held, immediately before the merger or reorganization, the number of Shares corresponding to the number of Shares covered by the Award.

18.   TRANSFERABILITY OF AWARDS.

        Unless determined otherwise by the Committee, an Award may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Grantee, only by the Grantee. If the Committee makes an Award transferable, such Award shall contain such additional terms and conditions as the Committee deems appropriate. Notwithstanding the foregoing, subject to the approval of the Committee in its sole discretion, Awards may be transferable to members of the immediate family of the Grantee and to one or more trusts for the benefit of such family members, partnerships in which such family members are the only partners, or corporations in which such family members are the only stockholders. "Members of the immediate family" means the Grantee's spouse, children, stepchildren, grandchildren, parents, grandparents, siblings (including half brothers and sisters) and individuals who are family members by adoption.

19.   PROHIBITION ON REPRICING.

        Notwithstanding any other provision of the Plan, the Committee shall not "reprice" any SAR or other Award granted under the Plan if such repricing would have the effect of decreasing the deemed Fair Market Value of a Share referred to in Section 12(a)(ii) or other similar effect. For this purpose, a "repricing" includes a tandem cancellation and regrant of an Award or any other amendment or action that would have substantially the same effect.

20.   TERMINATION, SUSPENSION OR MODIFICATION OF THE PLAN.

        The Board of Directors may at any time terminate, suspend, or modify the Plan; provided that the Board shall not, without approval by the affirmative votes of the holders of a majority of the securities of the Company present or represented and entitled to vote at a meeting duly held in accordance with applicable law, make any material revisions as defined in the NASDAQ Rules (other than through adjustment for changes in capitalization as provided in Section 16), including: (a) a material increase in the aggregate number of Shares for which Awards may be granted; (b) an expansion of the types of Awards available under the Plan; (c) a material expansion of the class of persons eligible for an Award; or (d) an extension of the maximum duration of the Plan. No termination, suspension or modification of the Plan shall adversely affect any right acquired by any Grantee, or by any Beneficiary, under the terms of any Award granted before the date of such termination, suspension or modification, unless such Grantee or Beneficiary shall expressly consent, but it shall be conclusively presumed that any adjustment pursuant to Section 16 does not adversely affect any such right.

21.   NO EFFECT ON EMPLOYMENT OR SERVICE.

        Neither the Plan nor any Award shall confer upon a Grantee any right with respect to continuing the Grantee's relationship with the Company, nor shall it interfere in any way with the Grantee's or the Company's right to terminate such relationship at any time, with or without cause.

22.   SEVERABILITY.

        In the event that any provision of the Plan shall be held illegal or invalid for any reason, such illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision has not been included.

23.   GOVERNING LAW.

        Except to the extent that such laws may be superseded by any Federal law, the Plan shall be construed and its provisions enforced and administered in accordance with the laws of the State of Delaware, excluding any conflicts or choice of law rule or principle that might otherwise refer construction or interpretation of the Plan to the substantive law of another jurisdiction.

PROXY	PROXY

UNITED NATURAL FOODS, INC.
PROXY SOLICITED BY THE BOARD OF DIRECTORS
ANNUAL MEETING OF STOCKHOLDERS—December 1, 2004

        Those signing on the reverse side, revoking any prior proxies, hereby appoint(s) Rick D. Puckett and Daniel V. Atwood, or each of them, with full power of substitution, as proxies for those signing on the reverse side to attend the Annual Meeting of Stockholders of United Natural Foods, Inc. to be held at the Corporation's offices located at 260 Lake Road, Dayville, CT 06241, at 11:00 a.m. (local time) on December 1, 2004, and at any adjournments or postponements thereof, and there to vote and act as indicated upon all matters referred to on the reverse side and described in the Proxy Statement for the Annual Meeting, and, in their discretion, upon any other matters which may properly come before the Annual Meeting.

        THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED STOCKHOLDER(S). IF NO OTHER INDICATION IS MADE, THE PROXIES SHALL VOTE "FOR" THE PROPOSALS.

        PLEASE VOTE, DATE AND SIGN ON THE OTHER SIDE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

        Please sign this proxy exactly as your name appears hereon. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign. If a corporation or partnership, the signature should be that of an authorized officer who should state his or her title.

(Continued on reverse side)

☒
PLEASE MARK VOTE AS IN THIS EXAMPLE

1.
To elect the following Class II Directors for the ensuing three years:

Class II Nominees: Gordon D. Barker, Gail A. Graham and Thomas B. Simone
☐ FOR all nominees	☐ WITHHELD from all nominees
FOR, except vote withheld from the following nominees:

2.
To adopt and approve the 2004 Equity Incentive Plan.

☐ FOR	☐ AGAINST	☐ ABSTAIN
3.
To ratify the appointment of KPMG LLP as the Corporation's independent registered public accounting firm for fiscal year 2005.

☐ FOR	☐ AGAINST	☐ ABSTAIN

        A vote FOR proposals 1, 2 and 3 is recommended by the Board of Directors of United Natural Foods, Inc.

        IN THEIR DISCRETION THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF.

Stockholder sign here
Co-owner sign here
Date:

PROXY	PROXY

UNITED NATURAL FOODS, INC.
ANNUAL MEETING OF STOCKHOLDERS—December 1, 2004

        The undersigned, a participant or beneficiary under the United Natural Foods, Inc. Employee Stock Ownership Plan, as amended and restated effective March 1, 2004 (the "ESOP"), who is entitled to direct the Trustee of the ESOP (the "Trustee") as to how to vote the shares of Common Stock of United Natural Foods, Inc. (the "Company") allocated to the account of the undersigned (the "ESOP Shares") pursuant to Section 8.4 of the ESOP, does hereby direct the Trustee to vote such ESOP Shares as follows:

        THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED STOCKHOLDER(S). IF NO OTHER INDICATION IS MADE, THE PROXIES SHALL VOTE "FOR" THE PROPOSALS.

        PLEASE VOTE, DATE AND SIGN ON THE OTHER SIDE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

        Please sign this proxy exactly as your name appears hereon. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign. If a corporation or partnership, the signature should be that of an authorized officer who should state his or her title.

(Continued on reverse side)

☒
PLEASE MARK VOTE AS IN THIS EXAMPLE

1.
To elect the following Class II Directors for the ensuing three years:

Class II Nominees: Gordon D. Barker, Gail A. Graham and Thomas B. Simone
☐ FOR all nominees	☐ WITHHELD from all nominees
FOR, except vote withheld from the following nominees:

2.
To adopt and approve the 2004 Equity Incentive Plan.

☐ FOR	☐ AGAINST	☐ ABSTAIN
3.
To ratify the appointment of KPMG LLP as the Corporation's independent registered public accounting firm for fiscal year 2005.

☐ FOR	☐ AGAINST	☐ ABSTAIN

        A vote FOR proposals 1, 2 and 3 is recommended by the Board of Directors of United Natural Foods, Inc.

        By directing the Trustee to vote the ESOP Shares, the undersigned is authorizing the Trustee to execute a proxy card appointing officers of the Company as proxies and authorizing the proxies, in their discretion, to vote upon such other business as may properly come before the meeting or any adjournments or postponements thereof.

Participant or Beneficiary sign here
Date:

QuickLinks

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON DECEMBER 1, 2004
CORPORATE GOVERNANCE
PROPOSAL 1—ELECTION OF DIRECTORS
COMPARISON OF 5 YEAR CUMULATIVE TOTAL RETURN* AMONG UNITED NATURAL FOODS, INC., THE NASDAQ STOCK MARKET (U.S.) INDEX AND A PEER GROUP
PROPOSAL 2—ADOPTION AND APPROVAL OF THE 2004 EQUITY INCENTIVE PLAN
OTHER MATTERS
APPENDIX A
APPENDIX B
APPENDIX C
APPENDIX D